                                                             CENTEX EXHIBIT 10.9

                                CREDIT AGREEMENT


                                      among


                               CENTEX CORPORATION,
                                    Borrower


                             BANK OF AMERICA, N.A.,
                              Administrative Agent


                            THE CHASE MANHATTAN BANK,
                                Syndication Agent


                                 CITIBANK N.A.,
                               Documentation Agent


                                       and


                            THE LENDERS NAMED HEREIN,
                                     Lenders

                               UP TO $750,000,000

                           DATED AS OF AUGUST 9, 2000




                         BANC OF AMERICA SECURITIES LLC,
                    Sole Lead Arranger and Sole Book Manager

                                TABLE OF CONTENTS

                                                                                                               Page
SECTION 1         DEFINITIONS AND TERMS...........................................................................1
         1.1      Definitions.....................................................................................1
         1.2      Number and Gender of Words; Other References...................................................15
         1.3      Accounting Principles..........................................................................15
         1.4      Time References................................................................................15

SECTION 2........................................................................................................16
         2.1      Commitments....................................................................................16
         2.2      Swing Line Subfacility.........................................................................16
         2.3      Lenders; Increase in Total Commitment..........................................................18
         2.4      Voluntary Termination of Commitments...........................................................19
         2.5      Borrowing Procedure............................................................................19
         2.6      Extension of Tranche B Commitments.............................................................20

SECTION 3         TERMS OF PAYMENT...............................................................................20
         3.1      Notes and Payments.............................................................................20
         3.2      Interest and Principal Payments................................................................20
         3.3      Interest Options...............................................................................21
         3.4      Quotation of Rates.............................................................................21
         3.5      Default Rate...................................................................................22
         3.6      Interest Recapture.............................................................................22
         3.7      Interest Calculations..........................................................................22
         3.8      Maximum Rate...................................................................................22
         3.9      Interest Periods...............................................................................23
         3.10     Conversions; Continuations.....................................................................23
         3.11     Order of Application...........................................................................23
         3.12     Right of Set-off; Adjustments..................................................................24
         3.13     Booking Borrowings.............................................................................25

SECTION 4         CHANGE IN CIRCUMSTANCES........................................................................25
         4.1      Increased Cost and Reduced Return..............................................................25
         4.2      Limitation on Types of Borrowings..............................................................26
         4.3      Illegality.....................................................................................26
         4.4      Treatment of Affected Loans....................................................................27
         4.5      Compensation...................................................................................27
         4.6      Taxes..........................................................................................27

SECTION 5         FEES...........................................................................................29
         5.1      Treatment of Fees..............................................................................29
         5.2      Fees of Administrative Agent...................................................................29
         5.3      Facility Fees..................................................................................29
         5.4      Utilization Fee................................................................................29


                                       (i)

                                                                                                               Page
SECTION 6         CONDITIONS PRECEDENT...........................................................................29
         6.1      Conditions Precedent to Closing................................................................29
         6.2      Conditions to all Credit Extensions............................................................30

SECTION 7         REPRESENTATIONS AND WARRANTIES.................................................................31
         7.1      Purpose of Credit Facility.....................................................................31
         7.2      Existence, Good Standing, Authority, and Authorizations........................................32
         7.3      Subsidiaries; Capital Stock....................................................................32
         7.4      Authorization and Contravention................................................................32
         7.5      Binding Effect.................................................................................32
         7.6      Financial Statements...........................................................................32
         7.7      Litigation, Claims, Investigations.............................................................33
         7.8      Taxes..........................................................................................33
         7.9      Environmental Matters..........................................................................33
         7.10     Employee Benefit Plans.........................................................................33
         7.11     Properties; Liens..............................................................................34
         7.12     Government Regulations.........................................................................34
         7.13     Transactions with Affiliates...................................................................34
         7.14     No Default.....................................................................................34
         7.15     Solvency.......................................................................................34
         7.16     Compliance with Legal Requirements.............................................................34
         7.17     Full Disclosure................................................................................34
         7.18     Senior Debt....................................................................................34

SECTION 8         AFFIRMATIVE COVENANTS..........................................................................34
         8.1      Use of Proceeds................................................................................35
         8.2      Books and Records..............................................................................35
         8.3      Items to be Furnished..........................................................................35
         8.4      Inspections....................................................................................36
         8.5      Taxes..........................................................................................37
         8.6      Payment of Obligations.........................................................................37
         8.7      Maintenance of Existence, Assets, and Business.................................................37
         8.8      Insurance......................................................................................37
         8.9      Preservation and Protection of Rights..........................................................37
         8.10     Environmental Laws.............................................................................37
         8.11     Compliance with Legal Requirements.............................................................38
         8.12     Designation of Unrestricted Subsidiaries.......................................................38

SECTION 9         NEGATIVE COVENANTS.............................................................................39
         9.1      Employee Benefit Plans.........................................................................39
         9.2      Liens..........................................................................................39
         9.3      Transactions with Affiliates...................................................................40
         9.4      Compliance with Documents......................................................................40
         9.5      Assignment.....................................................................................40
         9.6      Fiscal Year and Accounting Methods.............................................................40
         9.7      Government Regulations.........................................................................41
         9.8      Sale of Assets.................................................................................41
         9.9      Mergers and Dissolutions; Sale of Capital Stock................................................41


                                      (ii)

                                                                                                               Page
         9.10     New Business...................................................................................41
         9.11     Financial Covenants............................................................................41

SECTION 10        DEFAULT........................................................................................42
         10.1     Payment of Obligation..........................................................................42
         10.2     Covenants......................................................................................42
         10.3     Debtor Relief..................................................................................42
         10.4     Judgments and Attachments......................................................................42
         10.5     Government Action..............................................................................42
         10.6     Misrepresentation..............................................................................43
         10.7     Change of Control..............................................................................43
         10.8     Default Under Other Debt and Agreements........................................................43
         10.9     Employee Benefit Plans.........................................................................43
         10.10    Validity and Enforceability of Loan Documents..................................................44

SECTION 11        RIGHTS AND REMEDIES............................................................................44
         11.1     Remedies Upon Default..........................................................................44
         11.2     Borrower Waivers...............................................................................44
         11.3     Performance by Administrative Agent............................................................44
         11.4     Delegation of Duties and Rights................................................................45
         11.5     Not in Control.................................................................................45
         11.6     Course of Dealing..............................................................................45
         11.7     Cumulative Rights..............................................................................45
         11.8     Application of Proceeds........................................................................45
         11.9     Certain Proceedings............................................................................45
         11.10    Expenses; Indemnification......................................................................46

SECTION 12        AGENTS.........................................................................................47
         12.1     Appointment, Powers, and Immunities............................................................47
         12.2     Reliance by Administrative Agent...............................................................47
         12.3     Defaults.......................................................................................48
         12.4     Rights as Lender...............................................................................48
         12.5     Indemnification................................................................................48
         12.6     Non-Reliance on Administrative Agent and Other Lenders.........................................48
         12.7     Resignation of Administrative Agent............................................................49
         12.8     Agents.........................................................................................49

SECTION 13        MISCELLANEOUS..................................................................................49
         13.1     Headings.......................................................................................49
         13.2     Nonbusiness Days...............................................................................49
         13.3     Communications.................................................................................50
         13.4     Form and Number of Documents...................................................................50
         13.5     Exceptions to Covenants........................................................................50
         13.6     Survival.......................................................................................50
         13.7     Governing Law..................................................................................50
         13.8     Invalid Provisions.............................................................................50
         13.9     Entirety.......................................................................................50


                                      (iii)

                                                                                                               Page
         13.10    Jurisdiction; Venue; Service of Process; Jury Trial............................................51
         13.11    Amendments, Consents, Conflicts, and Waivers...................................................51
         13.12    Multiple Counterparts..........................................................................52
         13.13    Successors and Assigns; Assignments and Participations.........................................52
         13.14    Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances....................54


                                      (iv)

                             SCHEDULES AND EXHIBITS

Schedule 2.1       -     Lenders and Commitments; Addresses for Notice
Schedule 2.1(b)    -     Tranche B Lenders and Commitments; Addresses for Notice
Schedule 7.3       -     Subsidiaries and Stock
Schedule 9.2       -     Permitted Liens


Exhibit A-1        -     Form of Revolving Note
Exhibit A-2        -     Form of Swing Line Note
Exhibit A-3        -     Form of Tranche B Note
Exhibit B          -     Form of Compliance Certificate
Exhibit C-1        -     Form of Notice of Borrowing
Exhibit C-2        -     Form of Notice of Conversion/Continuation
Exhibit C-3        -     Form of Notice of Prepayment
Exhibit D          -     Form of Opinion of Counsel
Exhibit E          -     Form of Assignment and Acceptance Agreement


                                       (v)

                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT is entered into as of August 9, 2000 among CENTEX CORPORATION, a Nevada corporation ("BORROWER"), Lenders (hereinafter defined), BANK OF AMERICA, N.A., as Administrative Agent (hereinafter defined), THE CHASE MANHATTAN BANK, as Syndication Agent (hereinafter defined), and CITIBANK N.A., as Documentation Agent (hereinafter defined).

                                    RECITALS

         A. Borrower has requested that Lenders extend credit to Borrower in the form of this Agreement, providing for, among other things, a revolving credit facility in the aggregate principal amount of up to $750,000,000.

         B. Upon and subject to the terms and subject to the conditions of this Agreement, Lenders are willing to extend such credit to Borrower.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 DEFINITIONS AND TERMS.

         1.1 DEFINITIONS. As used herein:

         ADJUSTED EURODOLLAR RATE means, for any Eurodollar Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Administrative Agent to be equal to the quotient obtained by dividing (a) the Eurodollar Rate for such Eurodollar Borrowing for such Interest Period by (b) one (1) minus the Reserve Requirement for such Eurodollar Borrowing for such Interest Period.

         ADMINISTRATIVE AGENT means Bank of America, N.A., and its permitted successors and assigns as "Administrative Agent" for Lenders under this Agreement.

         AFFILIATE of any Person means any other Person who directly or indirectly controls, or is controlled by, or is under common control with, such Person, and, for purposes of this definition only, "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract, or otherwise).

         AGENTS means, collectively, Administrative Agent, Syndication Agent, and Documentation Agent, and AGENT means any one of the Agents.

         AGREEMENT means this Credit Agreement (as the same may hereafter be amended, modified, supplemented, or restated from time to time).

         APPLICABLE LENDING OFFICE means, for each Lender and for each Type of Borrowing, the "Lending Office" of such Lender (or an Affiliate of such Lender) designated on SCHEDULE 2.1 or such other office as such Lender may from time to time specify to Administrative Agent and Borrower by written notice in accordance with the terms hereof as the office by which its Borrowings of such Type are to be made and maintained.

         APPLICABLE MARGIN means, as of any date of determination, the interest margin over the Prime Rate or the Adjusted Eurodollar Rate, and the applicable fees payable pursuant to SECTION 5.3 and SECTION 5.4, as the case may be, that corresponds to the Moody's Rating and the S & P Rating set forth below on such date of determination:


                                             Applicable      Applicable
                                             Margin for      Margin for       Applicable       Applicable
          Moody's                            Prime Rate      Eurodollar       Margin for       Margin for
Level     Rating         S & P Rating        Borrowings      Borrowings     Facility Fees   Utilization Fees
-----     -------        ------------        ----------      ----------     -------------   ----------------
  1       A3 or           A- or higher         0.0000%         0.4000%          0.1000%          0.0500%
          higher
  2       Baa1            BBB+                 0.0000%         0.4750%          0.1250%          0.1000%
  3       Baa2            BBB                  0.0000%         0.6000%          0.1500%          0.1500%
  4       Baa3            BBB-                 0.0000%         0.8250%          0.2000%          0.2500%
  5       Ba1 or          BB+ or               0.2500%         1.0000%          0.2500%          0.2500%
          lower or        lower or
          Not             Not
          Rated           Rated

For purposes of the foregoing: (a) if the Moody's Rating and the S & P Rating shall fall within different LEVELS, then the Applicable Margin shall be determined by reference to the numerically higher LEVEL (e.g., if the S & P Rating is in LEVEL 1 and the Moody's Rating is in LEVEL 2, then the Applicable Margin shall be determined by reference to LEVEL 2); and (b) if either Moody's or S & P no longer publishes ratings and Borrower and Administrative Agent cannot agree on another ratings agency to replace Moody's or S & P, as the case may be, then the Moody's Rating or the S & P Rating, as the case may be, shall be deemed to be "Not Rated." Each change in the Applicable Margin shall be effective immediately following the earlier to occur of (i) Administrative Agent's receipt of notice from Borrower, as required in SECTION 8.3(g), of a change in the Moody's Rating or the S & P Rating, and (ii) Administrative Agent's actual knowledge of a change in the Moody's Rating or the S & P Rating.

         ARRANGER means Banc of America Securities LLC, and its successors and permitted assigns in its capacity as "Sole Lead Arranger" under the Loan Documents.

         AUTHORIZATIONS means all filings, recordings, and registrations with, and all validations or exemptions, approvals, orders, authorizations, consents, franchises, licenses, certificates, and permits from, any Governmental Authority.

         BORROWER is defined in the preamble to this Agreement.

         BORROWING means any amount disbursed (a) by one or more Credit Parties to Borrower under the Loan Documents, whether such amount constitutes an original disbursement of funds (whether under the Swing Line Subfacility, or otherwise) or the Conversion or Continuation of an amount outstanding, or (b) by any Credit Party in accordance with, and to satisfy the obligations of Borrower under, any Loan Document.

         BORROWING DATE means any date on which a Borrowing is made by Lenders or Swing Line Lender pursuant to the receipt by Administrative Agent or Swing Line Lender of a Notice of Borrowing from Borrower.

         BUSINESS DAY means (a) for all purposes, any day other than Saturday, Sunday, and any other day on which commercial banking institutions are required or authorized by any Legal Requirement to be closed at the place of Administrative Agent's Payment Office, and (b) in addition to the foregoing, in respect of any Eurodollar Borrowing, a day on which dealings in United States dollars are conducted in the London interbank market and commercial banks are open for international business in London.

         CAPITALIZED LEASE OBLIGATIONS means all obligations under Capital Leases taken at the amount thereof accounted for as liabilities in accordance with GAAP.

         CAPITAL LEASE means any capital lease or sublease which should be capitalized on a balance sheet in accordance with GAAP.

         CHANGE IN CONTROL means any Person or group of related Persons shall have acquired direct or indirect beneficial ownership of more than fifty percent (50%) of the total voting Stock of Borrower entitling (without regard to the occurrence of any contingency) such Person or group of related Persons to vote in elections of directors of Borrower.

         CLOSING DATE means the date upon which this Agreement has been executed by Borrower and the Credit Parties and all conditions precedent specified in
SECTION 6.1 have been satisfied or waived.

         COMMITMENT means, for any Lender at any date of determination, the amount stated beside each Lender's name as set forth on SCHEDULE 2.1 or on the most-recently amended SCHEDULE 2.1, if any, prepared by Administrative Agent pursuant to SECTION 2.3 or SECTION 13.13 (which amount is subject to increase, reduction, or cancellation in accordance with this Agreement); provided that, until the Tranche B Termination Date, the use of the term "Commitment" shall include the Tranche B Commitment of the Tranche B Lenders.

         COMPANIES means, as of any date, Borrower and each of its Subsidiaries, and COMPANY means any one of the Companies.

         COMPLIANCE CERTIFICATE means a certificate signed by a Responsible Officer, substantially in the form of EXHIBIT B.

         CONSEQUENTIAL LOSS is defined in SECTION 4.5.

         CONSOLIDATED ADJUSTED NET INCOME means, for any period of determination, consolidated net earnings (after income taxes and without deduction for losses) of the Companies, but excluding (a) gains from extraordinary items for such period, and (b) any aggregate net gain during such period arising from the sale, exchange, or other disposition of capital assets by the Companies (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities (other than securities sold in the ordinary course of business)).

         CONSOLIDATED DEBT means, as of any date of determination, all Debt of the Restricted Companies, on a consolidated basis.

         CONSOLIDATED EBITDA means, for any period of determination and without duplication, the EBITDA of the Restricted Companies, on a consolidated basis.

         CONSOLIDATED INTEREST EXPENSE means, for any period of determination, the Interest Expense of the Restricted Companies, on a consolidated basis.

         CONSOLIDATED TANGIBLE NET WORTH means, as of any date of determination, Tangible Net Worth of the Companies (other than any Excluded Subsidiary), on a consolidated basis determined in accordance with GAAP.

         CONSTITUENT DOCUMENTS means, with respect to any Person, its articles or certificate of incorporation, bylaws, partnership agreement, organizational documents, limited liability company agreement, trust agreement, or such other documents as may govern such Person's formation, organization, and management.

         CONTINGENT OBLIGATIONS means as to any Person any obligation of such Person guaranteeing any Debt, leases, dividends, or other obligations ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and any other obligation of such Person, whether or not contingent, pursuant to which such Person is liable under or with respect to a primary obligation of a primary obligor, in each case that would be included on a balance sheet of such Person (or disclosed and assigned a monetary value in the footnotes thereto) properly prepared in accordance with GAAP as a "Contingent Obligation."

         CONTINUE, CONTINUATION, and CONTINUED refers to the continuation pursuant to SECTION 3.10 of a Eurodollar Borrowing from one Interest Period to the next Interest Period.

         CONVERT, CONVERSION, and CONVERTED refers to a conversion pursuant to
SECTION 3.10 of one Type of Borrowing into another Type of Borrowing.

         CREDIT EXTENSION means, for any Credit Party, the funding of its portion of a Borrowing.

         CREDIT PARTIES means Agents, Managing Agents, and Lenders, and CREDIT PARTY means any one of the Credit Parties.

         CUMULATIVE CONSOLIDATED NET INCOME means the sum of Quarterly Consolidated Net Income for the fiscal quarter ended June 30, 2000, and for each succeeding fiscal quarter during the term hereof.

         CURRENT FINANCIALS means, at the time of any determination thereof, the most recently delivered to the Credit Parties of either (a) the Financial Statements for the fiscal year ended March 31, 2000, and the quarter ended June 30, 2000, calculated on a consolidated basis for the Companies, or (b) the Financial Statements required to be delivered under SECTION 8.3(a) or 8.3(b), as the case may be.

         DEBT means (without duplication), for any Person, the sum of the following: (a) all liabilities, obligations, and indebtedness of such Person for money borrowed; (b) all liabilities, obligations, and indebtedness of such Person which is evidenced by bonds, notes, debentures, or other similar instruments; (c) all Capitalized Lease Obligations of such Person; (d) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person, and obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business that are not past-due for more than ninety (90) days); (e) all Contingent Obligations of such Person; (f) all obligations of the type referred to in CLAUSES (a) and (b) preceding of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person); (g) the face amount of all letters of credit and banker's acceptances issued for the account of such Person, and without duplication, all drafts drawn and unpaid thereunder; (h) all Stock of such Person subject to repurchase or redemption by such Person other than at the sole option of such Person; (i) all obligations of such Person to purchase Stock (or other property) which arise out of or in connection with the sale by such Person of the same or substantially similar Stock (or property); and (j) all liabilities, obligations, and indebtedness of such Person arising under Financial Hedges entered into by such Person as determined in accordance with GAAP.

         DEBTOR RELIEF LAWS means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, fraudulent transfer or conveyance, suspension of payments, or similar Legal Requirements from time to time in effect affecting the Rights of creditors generally.

         DEFAULTING LENDER means, as of any date, any Lender that has (a) failed to make a Credit Extension required to be made by it hereunder, or (b) given notice to Administrative Agent or Borrower that it will not make, or that it has disaffirmed or repudiated any obligation to make, any Credit Extension hereunder (unless such notice is given by all Lenders).

         DEFAULT RATE means, (i) with respect to any Borrowing, on any date, a per annum rate of interest equal from day to day to the lesser of (a) the non-default interest rate applicable to such Borrowing, plus two percent (2%) and (b) the Maximum Rate, and (ii) with respect to any other Obligation under the Loan Documents, the lesser of (a) the Prime Rate plus the then-effective Applicable Margin for Prime Rate Borrowings, plus two percent (2%) and (b) the Maximum Rate.

         DOCUMENTATION AGENT means Citibank N.A., and its permitted successors and assigns as "Documentation Agent" under this Agreement.

         DOLLARS and the symbol $ mean lawful money of the United States of America.

         EBITDA means, with respect to any Person for any fiscal period, an amount equal to (a) consolidated net income of such Person for such period, minus (b) the sum of (i) income tax credits, (ii) interest income, (iii) gains from extraordinary items for such period, and (iv) any aggregate net gain during such period arising from the sale, exchange, or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities (other than securities sold in the ordinary course of business)), in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication, minus (c) any cash payments made in respect of any item of extraordinary loss accrued during a prior period and added back to EBITDA in such prior period pursuant to CLAUSE (d)(v) below, plus (d) the sum of (i) any provision for income taxes,
(ii) Interest Expense, (iii) the amount of depreciation and amortization for such period, (iv) the amount of any deduction to consolidated net income as the result of any stock option expense, (v) the amount of any item of extraordinary loss not paid in cash in such period, and (vi) the absolute value of any aggregate net loss during such period arising from the sale, exchange, or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities (other than securities sold in the ordinary course of business)), in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication.

         ELIGIBLE ASSIGNEE means: (a) a Lender; (b) an Affiliate of a Lender which is (i) a financial institution organized under the laws of the United States, or any state thereof, and has a combined capital and surplus of at least $100,000,000, or (ii) an entity which is an "accredited investor" (as defined in Regulation D under the Securities Act of 1933, as amended) which extends credit or buys loans as one of its businesses, including, but not limited to, insurance companies and mutual funds; and (c) any other Person approved by Administrative Agent and, unless a Potential Default or Event of Default has occurred and is continuing at the time any assignment is effected in accordance with SECTION
13.13 or any Subsequent Lender is admitted as a "Lender" to this Agreement pursuant to and in accordance with SECTION 2.3(b), Borrower, such approval not to be unreasonably withheld or delayed by Borrower and such approval to be deemed given by Borrower if no objection is received by Administrative Agent from Borrower within fifteen (15) Business Days after notice of such proposed assignment or admission of any Subsequent Lender has been provided by Administrative Agent to Borrower; provided, however, that neither Borrower nor any Affiliate of Borrower shall qualify as an Eligible Assignee.

         EMPLOYEE PLAN means an employee pension benefit plan covered by Title IV of ERISA and established or maintained by Borrower or any ERISA Affiliate, but not including any Multiemployer Plan.

         ENVIRONMENTAL LAW means any Legal Requirement relating to protection of the public health and welfare and/or the environment, including any Legal Requirement relating to: the generation, processing, treatment, storage, transport, disposal, investigation, and remediation or other management of Hazardous Materials; the storage, handling, use, and transport of chemicals and Hazardous Materials; and protection of areas of particular environmental concern, including wetlands, areas inhabited by endangered species, historic sites, and areas above protected aquifers.

         EQUITY ISSUANCE means the issuance or sale by any Restricted Company of any Stock, other than present and future Stock issued to employees, directors, or consultants of the Restricted Companies.

         ERISA means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and rulings thereunder.

         ERISA AFFILIATE means any company or trade or business (whether or not incorporated) which, for purposes of Title IV of ERISA, is a member of Borrower's controlled group or which is under common control with Borrower within the meaning of Section 414(b), (c), (m), or (o) of the Tax Code.

         EURODOLLAR BORROWING means a Borrowing bearing interest at the sum of the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Borrowings.

         EURODOLLAR RATE means, for any Eurodollar Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first (1st) day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, then the term "EURODOLLAR RATE" shall mean, for any Eurodollar Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first
(1st) day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one (1) rate is specified on Reuters Screen LIBO Page, then the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

         EVENT OF DEFAULT is defined in SECTION 10.

         EXCLUDED SUBSIDIARY means any Unrestricted Subsidiary that has a continuing default or event of default under any Debt in excess of $10,000,000 at any time.

         EXCLUDED TAXES is defined in SECTION 4.6(a).

         EXHIBIT means an exhibit to this Agreement unless otherwise specified.

         EXISTING CREDIT FACILITIES means, collectively, (a) the Facility Agreement dated as of July 22, 1994 among Centex Corporation and CTX Mortgage Company, as Borrowers, the Lenders party thereto, and National Westminster Bank PLC, as Agent, and (b) the Facility Agreement dated as of November 18, 1998, among Centex Corporation, the Lenders party thereto, and Chase Bank of Texas, National Association, as Administrative Agent, in either case as such agreement may have been modified, amended, or restated.

         FEDERAL FUNDS RATE means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, then the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, then the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent (in its individual capacity) on such day on such transactions.

         FINANCIAL HEDGE means a swap, collar, floor, cap, or other contract which is intended to reduce or eliminate the risk of fluctuations in interest rates.

         FINANCIAL STATEMENTS means balance sheets, statements of operations, statements of shareholders' investments, and statements of cash flows prepared in accordance with GAAP, which statements of operations and statements of cash flows shall be in comparative form to the corresponding period of the preceding fiscal year, and which balance sheets and statements of shareholders' investments shall be in comparative form to the prior fiscal year-end figures.

         GAAP means generally accepted accounting principles in the United States of America as set forth in the opinions and pronouncements of the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board which are applicable from time to time.

         GOVERNMENTAL AUTHORITY means any applicable (a) local, state, municipal, or federal judicial, executive, or legislative instrumentality, (b) private arbitration board or panel, or (c) central bank.

         HAZARDOUS MATERIAL means "hazardous substance," "pollutant or contaminant," and "petroleum," and "natural gas liquids" as those terms are defined or used in Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 96.01 et seq.), as amended or supplemented from time to time, and any other substances regulated because of their effect or potential effect on public health and the environment including PCBs, lead paint, asbestos, urea formaldehyde, radioactive materials, putrescible materials, and infectious materials.

         INCREASING LENDER is defined in SECTION 2.3.

         INDEMNIFIED PARTY is defined in SECTION 11.10(b).

         INTEREST COVERAGE RATIO means, as of any date of determination thereof, the ratio of (a) Consolidated EBITDA, plus net income of each Unrestricted Subsidiary (without duplication and determined in accordance with GAAP) that is earned and eligible for distribution, to (b) Consolidated Interest Expense, in each case for the most-recent four (4) fiscal quarters ending on or prior to the date of determination.

         INTEREST EXPENSE means, for any period of calculation thereof, for any Person, the aggregate amount of all interest (including facility fees) on all Debt of such Person, whether paid in cash or accrued as a liability and payable in cash during such period, including (a) imputed interest on Capitalized Lease Obligations, (b) the amortization of any original issue discount on any Debt,
(c) the interest portion of any deferred payment obligation, (d) all commissions, discounts, and other fees and charges owed with respect to letters of credit or bankers' acceptance financing, (e) net costs associated with Financial Hedges, and (f) the interest component of any Debt that is guaranteed or secured by such Person, and all cash premiums or penalties for the repayment, redemption, or repurchase of Debt.

         INTEREST PERIOD is determined in accordance with SECTION 3.9.

         LEGAL REQUIREMENTS means all applicable statutes, laws, treaties, ordinances, tariff requirements, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, or interpretations of any Governmental Authority.

         LENDERS means, on any date of determination, the financial institutions named on SCHEDULE 2.1 (as the same may be amended from time to time by Administrative Agent to reflect the admission of a Subsequent Lender in accordance with SECTION 2.3(b) and assignments made in accordance with SECTION 13.13(b)), and subject to the terms and conditions of this Agreement, their respective successors and assigns; provided that, until the Tranche B Termination Date, the use of the term "Lenders" in the Loan Documents shall include the Tranche B Lenders.

         LEVERAGE RATIO means, as of any date of determination thereof, the ratio of (a) Consolidated Debt outstanding on such date minus Subordinated Debt in an amount not to exceed $200,000,000, to (b) the sum of (i) Consolidated Debt outstanding on such date, plus (ii) the Consolidated Tangible Net Worth determined in accordance with GAAP.

         LIEN means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind, and any other Right of or arrangement with any creditor (other than under or relating to subordination or other intercreditor arrangements) to have its claim satisfied out of any property or assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

         LITIGATION means any action by or before any Governmental Authority.

         LOAN DOCUMENTS means (a) this Agreement and the Notes, (b) all agreements, documents, or instruments in favor of any Credit Party ever delivered by Borrower pursuant to this Agreement or otherwise delivered in connection with all or any part of the Obligation, and (c) any and all future renewals, extensions, restatements, reaffirmations, or amendments of, or supplements to, all or any part of the foregoing.

         MANAGING AGENTS means collectively, Bank One, N.A. and Royal Bank of Scotland Group, and their permitted successors and assigns as "Managing Agents" under this Agreement.

         MATERIAL ADVERSE EVENT means any set of one or more circumstances or events which, individually or collectively, could reasonably be expected to result in any (a) material impairment of the ability of Borrower to perform any of its payment or other material obligations under the Loan Documents, (b) material and adverse effect on the business, properties, condition (financial or otherwise), or results of operations of the Companies (taken as a whole), (c) material and adverse effect on the validity or enforceability of any of the Loan Documents or the Rights of any Credit Party thereunder, or (d) Potential Default or Event of Default. The term Material Adverse Event is used in this Agreement as a condition precedent to the effectiveness of this Agreement in SECTION 6.1 and to qualify certain of the representations, warranties, and covenants contained herein, but is not, in and of itself, a condition precedent to any Borrowings hereunder or an independent representation, covenant, or Event of Default.

         MAXIMUM AMOUNT and MAXIMUM RATE respectively mean, for each Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest which, under all Legal Requirements, such Lender is permitted to contract for, charge, take, reserve, or receive on the Obligation.

         MOODY'S means Moody's Investors Service, Inc., or, if Moody's no longer publishes ratings, another ratings agency acceptable to Administrative Agent and Borrower.

         MOODY'S RATING means the most recently-announced rating from time to time of Moody's assigned to any class of long-term senior, unsecured debt securities issued by Borrower, as to which no letter of credit, guaranty, or third-party credit support is in place, regardless of whether all or any part of such Debt has been issued at the time such rating was issued.

         MULTIEMPLOYER PLAN means a multiemployer plan as defined in Section 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Tax Code to which any Company or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

         NET PROCEEDS means, with respect to any Equity Issuance by Borrower or any Restricted Subsidiary, the amount of cash received by such Company in connection with such transaction after deducting therefrom the aggregate, without duplication, of the following amounts to the extent properly attributable to such transaction: (a) reasonable brokerage commissions, attorneys' fees, finder's fees, financial advisory fees, accounting fees, underwriting fees, investment banking fees, and other similar commissions and fees (and expenses and disbursements of any of the foregoing), in each case, to the extent paid or payable by such Company; (b) printing and related expenses and filing, recording, or registration fees or charges or similar fees or charges paid by such Company; and (c) taxes paid or payable by such Company to any Governmental Authority as a result of such transaction.

         NOTES means the Revolving Notes, the Tranche B Notes, and the Swing Line Note, and NOTE means any one of the Notes.

         NOTICE OF BORROWING means a notice substantially in the form of EXHIBIT C-1.

         NOTICE OF CONVERSION/CONTINUATION means a notice substantially in the form of EXHIBIT C-2.

         NOTICE OF PREPAYMENT means a notice substantially in the form of EXHIBIT C-3.

         OBLIGATION means all present and future indebtedness, liabilities, and obligations, and all renewals and extensions thereof, or any part thereof, now or hereafter owed to any Credit Party or any Affiliate of any Credit Party by Borrower pursuant to any Loan Document, together with all interest accruing thereon, fees, costs, and expenses (including all reasonable attorneys' fees and expenses incurred in the enforcement or collection thereof) payable under the Loan Documents.

         PAYMENT OFFICE means Administrative Agent's office located at Los Angeles, California or such other office as Administrative Agent shall notify Borrower and the Credit Parties in writing.

         PBGC means the Pension Benefit Guaranty Corporation, or any successor thereof, established pursuant to ERISA.

         PERMITTED LIENS means Liens permitted under SECTION 9.2 as described in such SECTION.

         PERSON means any individual, entity, or Governmental Authority.

         POTENTIAL DEFAULT means the occurrence of any event or existence of any circumstance which, with the giving of notice or lapse of time or both, would become an Event of Default.

         PRIME RATE means, for any day, the rate per annum equal to the greater of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%), and (b) the per annum rate of interest established from time to time by Bank of America, N.A. as its prime rate, which rate may not be the lowest rate of interest charged by Bank of America, N.A. to its customers for such day. Any change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate.

         PRIME RATE BORROWING means a Borrowing bearing interest at the sum of the Prime Rate plus the Applicable Margin for Prime Rate Borrowings.

         PRINCIPAL DEBT means, for a Credit Party and at any time, the unpaid principal balance of all outstanding Borrowings from such Credit Party hereunder as of such date.

         PRO RATA or PRO RATA PART, for each Lender, means (a) for purposes of any commitment to fund Borrowings (or to purchase participations pursuant to SECTION 2.2) in respect of this Agreement, respectively, the percentage stated opposite such Lender's name as set forth on SCHEDULE 2.1 or on the most recently amended SCHEDULE 2.1, if any, prepared by Administrative Agent pursuant to
SECTION 2.3 or SECTION 13.13, (b) for purposes of sharing any amount or fee payable to any Lender, the proportion (whether held directly or through a participation therein pursuant to SECTION 2.2 and determined after giving effect thereto) which the portion of the Principal Debt owed to such Lender bears to the Principal Debt owed to all Lenders at the time in question, and (c) for all other purposes, the proportion which the portion of the Principal Debt owed to such Lender bears to the Principal Debt owed to all Lenders at the time in question, or if no Principal Debt is outstanding, then the proportion that the aggregate of such Lender's Commitment bears to the Total Commitment then in effect; provided, however that, the use of the term "Pro Rata" or "Pro Rata Part" when used in connection only with the Tranche B Lenders shall mean the proportion which the portion of the Tranche B Principal Debt owed to such Tranche B Lender bears to the aggregate Tranche B Principal Debt owed to all Tranche B Lenders, or, if no Tranche B Principal Debt is outstanding, then the proportion that the aggregate of such Tranche B Lender's Tranche B Commitment bears to the aggregate Tranche B Commitment.

         QUARTERLY CONSOLIDATED NET INCOME means, for any fiscal quarter, Consolidated Adjusted Net Income for such quarter; provided that if Consolidated Adjusted Net Income for any quarter is less than $0, then Quarterly Consolidated Net Income for such fiscal quarter shall be equal to $0.

         RECOURSE DEBT means all Debt of each Unrestricted Subsidiary on which any Restricted Company is obligated, as a guarantor or otherwise.

         REGISTER is defined in SECTION 13.13(c).

         REGULATION D means Regulation D of the Board of Governors of the Federal Reserve System, as amended.

         REGULATION U means Regulation U of the Board of Governors of the Federal Reserve System, as amended.

         RELEASE means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment (including air, groundwater, surface water, soil, other environmental media, or natural resources).

         REPORTABLE EVENT shall have the meaning specified in Section 4043 of ERISA or the regulations issued thereunder in connection with an Employee Plan, excluding events for which the notice requirement is waived under applicable PBGC regulations other than those events described in Sections 2615.11, 2615.15 and 2615.19 of such regulations, including each such provision as it may subsequently be renumbered.

         REPRESENTATIVES means representatives, officers, directors, employees, attorneys, and agents.

         REQUIRED LENDERS means (a) on any date of determination prior to termination of the Total Commitment, those Lenders (other than Defaulting Lenders) collectively holding more than fifty percent (50%) of the Total Commitment (excluding the Commitments of any Defaulting Lenders), or (b) on any date of determination occurring after the Total Commitment has terminated, those Lenders collectively holding more than fifty percent (50%) of the outstanding Total Principal Debt (excluding the Principal Debt of any Defaulting Lenders).

         RESERVE REQUIREMENT means, at any time, the maximum rate at which reserves (including any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (b) any category of extensions of credit or other assets which include Eurodollar Borrowings. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

         RESPONSIBLE OFFICER of Borrower means its chairman, vice chairman, president, chief executive officer, chief financial officer, executive vice president, senior vice president, or treasurer, or, for all purposes under the Loan Documents, any other officer designated from time to time by the Board of Directors or Executive Committee of the Board of Directors of Borrower, which designated officer is acceptable to Administrative Agent.

         RESTRICTED COMPANY means Borrower and each Restricted Subsidiary.

         RESTRICTED SUBSIDIARY means each of Borrower's Subsidiaries, other than Unrestricted Subsidiaries.

         REVOLVING NOTE means a promissory note substantially in the form of EXHIBIT A-1, and all modifications, amendments, renewals, extensions, and restatements of all or any part thereof.

         RIGHTS means rights, remedies, powers, privileges, and benefits.

         SCHEDULE means, unless specified otherwise, a schedule attached to this Agreement, as the same may be supplemented and modified from time to time in accordance with the terms of the Loan Documents.

         SOLVENT means, as to a Person, that (a) the aggregate fair market value of such Person's assets exceeds its liabilities (whether contingent, subordinated, unmatured, unliquidated, or otherwise), (b) such Person has sufficient cash flow to enable it to pay its Debts as they mature, and (c) such Person does not have unreasonably small capital to conduct such Person's businesses.

         S & P means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., a New York corporation, or if S & P no longer publishes ratings, then another ratings agency acceptable to Administrative Agent and Borrower.

         S & P RATING means the most recently-announced rating from time to time of S & P assigned to any class of long-term senior, unsecured debt securities issued by Borrower, as to which no letter of credit, guaranty, or third-party credit support is in place, regardless of whether all or any part of such Debt has been issued at the time such rating was issued.

         STOCK means all shares, options, warrants, general or limited partnership interests, membership interests, or other ownership interests (regardless of how designated) of or in a corporation, partnership, limited liability company, trust, or other entity, whether voting or nonvoting, including common stock, preferred stock, or any other similar "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

         SUBORDINATED DEBT means any Debt of Borrower (a) subordinated to the Obligation and including customary provisions regarding payment blockage, payover, standstill, voting rights, and notices, (b) which, as of the date of calculation, is not considered a "current liability" in accordance with GAAP, and (c) which requires no payments of principal until its maturity.

         SUBSEQUENT LENDER is defined in SECTION 2.3(b).

         SUBSIDIARY means, in respect of any Person (herein referred to as the "PARENT"), any corporation, partnership, limited liability company, association, or other business entity (a) of which Stock representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or more than fifty percent (50%) of the general partnership interests are, at the time any determination is being made, owned, Controlled, or held, or (b) which is, at the time any determination is made, otherwise Controlled, by the Parent or one or more Subsidiaries of the Parent or by the Parent and one or more Subsidiaries of the Parent. "CONTROL" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of Stock, by contract, or otherwise, and "CONTROLLING" and "CONTROLLED" shall have meanings correlative thereto.

         SWING LINE BORROWING means any Borrowing under the Swing Line Subfacility bearing interest at the Swing Line Rate.

         SWING LINE COMMITMENT means an amount (subject to availability, reduction, or cancellation as herein provided) equal to $75,000,000.

         SWING LINE LENDER means Bank of America, N.A., and, subject to the terms and conditions of this Agreement, its successors and assigns.

         SWING LINE NOTE means a promissory note in substantially the form of EXHIBIT A-2, and all modifications, amendments, renewals, extensions, and restatements of all or any part thereof.

         SWING LINE PRINCIPAL DEBT means, on any date of determination, that portion of the Principal Debt outstanding under the Swing Line Subfacility.

         SWING LINE RATE means, as to any Swing Line Borrowing made from Swing Line Lender pursuant to SECTION 2.2 for any day, a rate per annum that shall be determined for each Swing Line Borrowing at an annual rate of interest equal to the lesser of (a) the sum of (i) the Federal Funds Rate for such day, plus (ii) the Applicable Margin for Eurodollar Borrowings, plus (iii) 0.1500%, and (b) the Maximum Rate.

         SWING LINE SUBFACILITY means the subfacility under this Agreement as described in, and subject to the limitations of, SECTION 2.2.

         SYNDICATION AGENT means The Chase Manhattan Bank and its permitted successors and assigns as "Syndication Agent" under this Agreement.

         TANGIBLE NET WORTH means, for any Person as of any date of determination, the consolidated net worth of such Person determined in accordance with GAAP, less (without duplication), the sum of the following: (a) all intangibles determined in accordance with GAAP (including, without limitation, goodwill and deferred or capitalized acquisition costs), (b) all minority interests in any Subsidiary of such Person, (c) unamortized Debt discount and expense, and (d) all reserves (except contingency reserves not allocated to specific purposes and not deducted from assets, which are properly treated as appropriations of surplus or retained earnings) and any write-up in book value of assets resulting from a revaluation of such asset subsequent to March 31, 2000.

         TAX CODE means the Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

         TAXES means, for any Person, taxes, assessments, duties, levies, imposts, deductions, charges, or withholdings, or other governmental charges or levies imposed upon such Person, its income, or any of its properties, franchises, or assets.

         TERMINATION DATE means the earlier of (a) August 9, 2005, and (b) the effective date of any other termination or cancellation of all of Lenders' Commitments to lend under, and in accordance with, this Agreement.

         TOTAL COMMITMENT means, on any date of determination, the sum of all Commitments for all Lenders (as the same may have been reduced, increased, or canceled in accordance with this Agreement) then in effect.

         TOTAL PRINCIPAL DEBT means, at any time, the sum of the Principal Debt of all Lenders.

         TRANCHE B COMMITMENT means the additional committed sum of each Tranche B Lender, as more specifically set forth on SCHEDULE 2.1(b).

         TRANCHE B LENDERS means, on any date of determination, the financial institutions named on SCHEDULE 2.1(b) (as the same may be amended from time to time), and, subject to the terms and conditions of this Agreement, their successors and permitted assigns.

         TRANCHE B NOTE means a promissory note substantially in the form of EXHIBIT A-3, and all modifications, amendments, renewals, extensions, and restatements of all or any part thereof.

         TRANCHE B PRINCIPAL DEBT means, at any time, that portion of the Total Principal Debt that constitutes Borrowings from the Tranche B Lenders in their capacity as Tranche B Lenders and that is represented by the Tranche B Notes.

         TRANCHE B TERMINATION DATE means the earlier of (a) the Termination Date, (b) the reduction and cancellation of the total Tranche B Commitment pursuant to SECTION 2.3(c) or SECTION 2.4, or (c) August 8, 2001.

         TYPE means any type of Borrowing determined with respect to the interest option applicable thereto.

         UNRESTRICTED SUBSIDIARY means any Subsidiary (a) that is designated as an Unrestricted Subsidiary on the Closing Date and listed on SCHEDULE 7.3, or
(b) as otherwise designated in a writing delivered to Administrative Agent and meeting the requirements set forth in SECTION 8.12.

         UNUSED COMMITMENT means, as of any date, the amount by which (a) the Total Commitment on such date exceeds (b) the Total Principal Debt on such date.

         WHOLLY-OWNED when used in connection with any Subsidiary shall mean a Subsidiary of which all of the issued and outstanding shares of stock (except shares required as directors' qualifying shares) shall be owned by Borrower or one or more of its Wholly-owned Subsidiaries.

         1.2 NUMBER AND GENDER OF WORDS; OTHER REFERENCES. Unless otherwise specified in the Loan Documents, (a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender,
(b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (e) references to "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy transmissions, (f) references to "including" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Legal Requirement include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and (j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

         1.3 ACCOUNTING PRINCIPLES. All accounting and financial terms used in the Loan Documents and the compliance with each financial covenant therein shall be determined in accordance with GAAP, and all accounting principles shall be applied on a consistent basis so that the accounting principles in a current period are comparable in all material respects to those applied during the preceding comparable period. If Borrower or any Credit Party determines that a change in GAAP from that in effect on the date hereof has altered the treatment of certain financial data to its detriment under this Agreement, then such party may, by written notice to the others and Administrative Agent not later than ten
(10) days after the effective date of such change in GAAP, request renegotiation of the financial covenants affected by such change. If Borrower and Required Lenders have not agreed on revised covenants within thirty (30) days after delivery of such notice, then, for purposes of this Agreement, GAAP will mean generally accepted accounting principles on the date just prior to the date on which the change that gave rise to the renegotiation occurred.

         1.4 TIME REFERENCES. Unless otherwise specified in the Loan Documents
(a) time references are to time in Los Angeles, California, and (b) in calculating a period from one date to another, the word "from" means "from and including" and the word "to" or "until" means "to but excluding."

SECTION 2 BORROWING PROVISIONS.

         2.1 COMMITMENTS. Subject to and in reliance upon the terms, conditions, representations, and warranties in the Loan Documents, each Lender severally and not jointly agrees to lend to Borrower such Lender's Pro Rata Part of one or more Borrowings not to exceed such Lender's Commitment, which may be repaid and reborrowed from time to time in accordance with the terms and provisions of the Loan Documents subject to the following conditions:

         (a) each Borrowing requested by Borrower hereunder must occur on a Business Day and no later than the Business Day immediately preceding the Termination Date;

         (b) each Borrowing requested by Borrower must be in the amount of (i) $5,000,000 or a greater integral multiple of $1,000,000 (if a Prime Rate Borrowing), (ii) $5,000,000 or a greater integral multiple of $1,000,000 (if a Eurodollar Borrowing), or (iii) $5,000,000 or a greater integral multiple of $1,000,000 (if a Swing Line Borrowing);

         (c) the Total Principal Debt may not exceed the Total Commitment;

         (d) no Lender's Principal Debt (other than any Swing Line Principal
Debt) plus such Lender's Pro Rata Part of the Swing Line Principal Debt may exceed such Lender's Commitment; and

         (e) on the Tranche B Termination Date, the Total Principal Debt must be reduced in accordance with the last sentence of SECTION 3.2(b)(i).

         2.2 SWING LINE SUBFACILITY.

         (a) For the convenience of the parties and as an integral part of the transactions contemplated by the Loan Documents, Swing Line Lender, solely for its own account, agrees to make any requested Swing Line Borrowing of $5,000,000 or a greater integral multiple of $1,000,000, subject to those terms and conditions applicable to Borrowings set forth in SECTION 6, directly to Borrower as a Swing Line Borrowing without requiring any other Lender to fund its Pro Rata Part thereof unless and until SECTION 2.2(b) is applicable; provided that:
(i) each Swing Line Borrowing must occur on a Business Day and no later than the Business Day immediately preceding the Termination Date; (ii) the aggregate Swing Line Principal Debt outstanding on any date of determination shall not exceed the lesser of (A) the Swing Line Commitment, and (B) the Total Commitment minus the Total Principal Debt (other than the Swing Line Principal Debt); (iii) on any date of determination, the Total Principal Debt shall never exceed the Total Commitment; (iv) the Principal Debt of any Lender outstanding on any date of determination (other than any Swing Line Principal Debt) plus such Lender's Pro Rata Part of the Swing Line Principal Debt shall not exceed such Lender's Commitment then in effect; and (v) no additional Swing Line Borrowing shall be made at any time after any Lender has refused, notwithstanding the requirements of SECTION 2.2(b), to purchase a participation in any Swing Line Borrowing as provided in such SECTION, until such purchase shall occur or until the Swing Line Borrowing has been repaid. Borrower may request a Swing Line Borrowing on any Business Day by telephonic notice to Swing Line Lender no later than 12:00 noon on such Business Day (followed immediately by a Notice of Borrowing), and Swing Line Lender shall make such Swing Line Borrowing available to Borrower in immediately available funds (by deposit of such funds to Borrower's account as designated to Administrative Agent by Borrower) within two hours of receipt of the Notice of Borrowing, provided that such Notice of Borrowing is received by Swing Line Lender not later than 2:00 p.m. Each

Swing Line Borrowing may be prepaid by Borrower on same day telephonic notice (with written Notice of Prepayment to promptly follow) from Borrower to Swing Line Lender, so long as such telephonic notice is received by Swing Line Lender prior to 1:00 p.m.

         (b) Upon the occurrence of an Event of Default or in the event that any Swing Line Borrowing shall be outstanding for more than five (5) Business Days, Administrative Agent shall, on behalf of Borrower (which hereby irrevocably directs and authorizes Administrative Agent to act on its behalf), request a Prime Rate Borrowing from Lenders (and each Lender shall fund its Pro Rata Part thereof) in an amount equal to the Swing Line Principal Debt outstanding under such Swing Line Borrowing. The proceeds of such Prime Rate Borrowing shall be immediately applied to repay such Swing Line Borrowing. If any Lender does not promptly pay such amount upon Administrative Agent's demand therefor, and until such time as such Lender makes the required Borrowing, Swing Line Lender shall be deemed to continue to have outstanding its Swing Line Borrowing in the amount of such unpaid obligation. If Borrower fails to repay any Swing Line Borrowing within five (5) Business Days, and funds cannot be or are not advanced under this Agreement to satisfy the obligations under the Swing Line Subfacility, Administrative Agent shall timely notify each Lender of such failure and of the date and amount not paid. No later than the close of business on the date such notice is given (if such notice was given prior to 10:00 a.m., on any Business Day, or, if made at any other time, on the next Business Day following the date of such notice), each Lender shall be deemed to have irrevocably and unconditionally purchased and received from Swing Line Lender an undivided interest and participation in such Swing Line Borrowing to the extent of such Lender's Pro Rata Part (with respect to this Agreement) thereof, and each Lender shall make available to Swing Line Lender in immediately available funds such Lender's Pro Rata Part (with respect to this Agreement) of the unpaid amount of such Swing Line Borrowing. All such amounts payable by any Lender shall include interest thereon from the date on which such payment is payable by such Lender to, but not including, the date such amount is paid by such Lender to Administrative Agent, at the Federal Funds Rate. If such Lender does not promptly pay such amount upon Administrative Agent's demand therefor, and until such time as such Lender makes the required payment, then Swing Line Lender shall be deemed to continue to have outstanding a Swing Line Borrowing in the amount of such unpaid obligation. Each payment by Borrower of all or any part of any Swing Line Borrowing shall be paid to Administrative Agent for the ratable benefit of Swing Line Lender and those Lenders who have funded their participations in such Swing Line Principal Debt under this SECTION 2.2(b); provided that, with respect to any such participation, all interest accruing on the Swing Line Principal Debt to which such participation relates prior to the date of funding such participation shall be payable solely to Swing Line Lender for its own account. In the event that any payment received by Swing Line Lender is required to be returned, each Lender will return to Swing Line Lender any portion thereof previously distributed by Swing Line Lender to it.

         (c) Notwithstanding anything to the contrary in this Agreement, each Lender's obligation to fund the Borrowings and to purchase and fund participating interests pursuant to SECTION 2.2(b) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense, or other Right which such Lender or Borrower may have against the Swing Line Lender, Borrower, or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Potential Default or an Event of Default or the failure to satisfy any of the conditions specified in SECTION 6; (iii) any adverse change in the condition (financial or otherwise) of any Company; (iv) any breach of this Agreement by Borrower or any Credit Party; or (v) any other circumstance, happening, or event whatsoever, whether or not similar to any of the foregoing.

         2.3 LENDERS; INCREASE IN TOTAL COMMITMENT.

         (a) The Lenders on the Closing Date shall be the Lenders set forth on
SCHEDULE 2.1 on the Closing Date.

         (b) At any time after the Closing Date, Administrative Agent may, from time to time at the request of Borrower, increase the Total Commitment by (i) admitting additional Lenders hereunder (each a "SUBSEQUENT LENDER"), or (ii) increasing the Commitment of any Lender (each an "INCREASING LENDER"), subject to the following conditions:

                  (A) each Subsequent Lender is an Eligible Assignee;

                  (B) Borrower executes (A) a new Revolving Note payable to the order of a Subsequent Lender, or (B) a replacement Revolving Note payable to the order of an Increasing Lender;

                  (C) each Subsequent Lender executes and delivers to Administrative Agent a signature page to this Agreement;

                  (D) after giving effect to the admission of any Subsequent Lender or the increase in the Commitment of any Increasing Lender, the Total Commitment does not exceed $750,000,000;

                  (E) each increase in the Total Commitment shall be in the amount of $10,000,000 or a greater integral multiple of $500,000;

                  (F) no admission of any Subsequent Lender shall increase the Commitment of any existing Lender without the written consent of such Lender;

                  (G) no Potential Default or Event of Default exists;

                  (H) no Lender shall be an Increasing Lender without the written consent of such Lender; and

                  (I) the amount of all increases in the Total Commitment pursuant to this SECTION 2.3 shall not exceed $185,000,000 in the aggregate.

After the admission of any Subsequent Lender or the increase in the Commitment of any Increasing Lender, Administrative Agent shall promptly provide to each Lender and to Borrower a new SCHEDULE 2.1 to this Agreement.

         (c) Notwithstanding anything to the contrary set forth above, at all times prior to the Tranche B Termination Date, the additional Commitment of any and all Subsequent Lenders or Increasing Lenders shall be applied as a Pro Rata permanent termination of the Tranche B Commitments, and, if any Principal Debt is outstanding at the time of such additional Commitment, each Tranche B Lender and the Subsequent Lender or Increasing Lender (as the case may be) shall, concurrently with such additional Commitment, execute and deliver an Assignment and Acceptance Agreement in the form of EXHIBIT E pursuant to which such Tranche B Lender shall assign to the Subsequent Lender or Increasing Lender a proportionate part of such Tranche B Lender's Tranche B Principal Debt (based on the percentage obtained by dividing (i) the amount of the additional Commitment replacing such Tranche B Lender's Tranche B Commitment, by (ii) the amount of such Tranche B Lender's total Tranche B Commitment in effect immediately prior to such additional Commitment). The Tranche B Principal Debt so assigned shall no longer be considered Tranche B Principal Debt for any purpose of this Agreement but shall thereafter constitute Principal Debt of the Subsequent Lender or Increasing Lender evidenced by such Lender' s new or replacement Revolving Note.

         2.4 VOLUNTARY TERMINATION OF COMMITMENTS. Without premium or penalty, and upon giving not less than ten (10) Business Days prior written and irrevocable notice to Administrative Agent, Borrower may permanently terminate in whole or in part the Unused Commitment; provided that: (a) each partial termination shall be in the amount of $5,000,000 or a greater integral multiple of $1,000,000; (b) the amount of the Total Commitment may not be reduced below the Total Principal Debt; and (c) prior to the Tranche B Termination Date, each reduction shall be first allocated Pro Rata among the Tranche B Lenders in accordance with their respective Pro Rata Parts until the total Tranche B Commitment is reduced to $0, and then shall be allocated Pro Rata among the Lenders in accordance with their respective Pro Rata Parts, and, on and after the Tranche B Termination Date, each reduction shall be allocated Pro Rata among Lenders in accordance with their respective Pro Rata Parts. Promptly after receipt of such notice of termination or reduction, Administrative Agent shall notify each Lender of the proposed cancellation or reduction. Such termination or partial reduction of the Total Commitment shall be effective on the Business Day specified in Borrower's notice (which date must be at least ten (10) Business Days after Borrower's delivery of such notice). In the event that the Total Commitment is reduced to zero and there is no outstanding Principal Debt, this Agreement shall be terminated to the extent specified in SECTION 13.14, and all facility fees and other fees then earned and unpaid hereunder and all other amounts of the Obligation then due and owing shall be immediately due and payable, without notice or demand by any Credit Party.

         2.5 BORROWING PROCEDURE. The following procedures apply to Borrowings (other than Swing Line Borrowings and Conversions and Continuations of Borrowings):

         (a) NOTICE OF BORROWING. Each Borrowing shall be made pursuant to a Notice of Borrowing delivered to Administrative Agent requesting that Lenders fund a Borrowing on a Borrowing Date, which notice (i) shall be irrevocable and binding on Borrower, (ii) shall specify the Borrowing Date, amount, Type, and (for a Borrowing comprised of Eurodollar Borrowings) Interest Period, and (iii) must be received by Administrative Agent no later than 9:00 a.m. on the third
(3rd) Business Day preceding the Borrowing Date for any Eurodollar Borrowing or on the Business Day immediately preceding the Borrowing Date for any Prime Rate Borrowing. Administrative Agent shall notify each Lender by 12:00 noon with respect to Administrative Agent's receipt of each Notice of Borrowing.

         (b) FUNDING. Each Lender shall remit its Pro Rata Part of each requested Borrowing to Administrative Agent at its Payment Office in funds which are or will be available for immediate use by Administrative Agent by 11:00 a.m. on the Borrowing Date therefor. Subject to receipt of such funds, Administrative Agent shall (unless to its actual knowledge any of the conditions precedent therefor have not been satisfied by Borrower or waived by Required Lenders) make such funds available to Borrower by causing such funds to be deposited by 1:00 p.m. on the Borrowing Date to Borrower's account as designated to Administrative Agent by Borrower. Notwithstanding the foregoing, unless Administrative Agent shall have been notified by a Lender prior to a Borrowing Date that such Lender does not intend to make available to Administrative Agent such Lender's Pro Rata Part of the applicable Borrowing, Administrative Agent may assume that such Lender has made such proceeds available to Administrative Agent on such date, as required herein, and Administrative Agent may (unless to its actual knowledge any of the conditions precedent therefor have not been satisfied by Borrower or waived by Required Lenders), in reliance upon such assumption (but shall not be required to), make available to Borrower a corresponding amount in accordance with the foregoing terms, but, if such corresponding amount is not in fact made available to Administrative Agent by such Lender on such Borrowing Date, then Administrative Agent shall be entitled to recover such corresponding amount on demand (i) from such Lender, together with interest at the Federal Funds Rate during the period commencing on the date such corresponding amount was made available to Borrower and ending on (but excluding) the date Administrative Agent recovers such corresponding amount from such Lender, or (ii) if such Lender fails to pay such corresponding amount forthwith upon such demand, then from Borrower, together with interest at a rate per annum equal to the applicable rate for such Borrowing during the period commencing on such Borrowing Date and ending on (but excluding) the date Administrative Agent recovers such corresponding amount from Borrower. No Lender shall be responsible for the failure of any other Lender to make its Pro Rata Part of any Borrowing.

         2.6 EXTENSION OF TRANCHE B COMMITMENTS. Upon thirty (30) days prior written request by Borrower, any Tranche B Lender may agree in its sole discretion to extend the Tranche B Termination Date with respect to its Tranche B Commitment (which extension must be approved by Administrative Agent, such approval not to be unreasonably withheld) for an additional one (1) year period and all of the terms and provisions set forth in this Agreement shall apply to such Tranche B Commitment as extended.

SECTION 3 TERMS OF PAYMENT.

         3.1 NOTES AND PAYMENTS.

         (a) NOTES. The Principal Debt (other than the Swing Line Principal
Debt) owed to each Lender shall be evidenced by the Revolving Notes, one payable to each Lender in the maximum stated principal amount of its Commitment (other than the Tranche B Commitment) and, if applicable, the Tranche B Notes, one payable to each Tranche B Lender in the maximum stated principal amount of its Tranche B Commitment. The Swing Line Principal Debt shall be evidenced by the Swing Line Note.

         (b) PAYMENTS GENERALLY. Each payment or prepayment on the Obligation is due and must be paid by Borrower to Administrative Agent at its Payment Office in Dollars and in immediately available funds, without set-off, deduction, or counterclaim, by 10:00 a.m. on the day due. Payments made after 10:00 a.m. shall be deemed made on the Business Day next following. Administrative Agent shall pay to each Lender any payment or prepayment to which such Lender is entitled hereunder on the same day Administrative Agent shall have received the same from Borrower; provided that such payment or prepayment is received by Administrative Agent prior to 10:00 a.m., and otherwise before 10:00 a.m. on the Business Day next following. If and to the extent Administrative Agent shall not make such payments to Lenders when due as set forth in the preceding sentence, then such unpaid amounts shall accrue interest, payable by Administrative Agent, at the Federal Funds Rate from the due date until (but not including) the date on which Administrative Agent makes such payments to Lenders.

         3.2 INTEREST AND PRINCIPAL PAYMENTS.

         (a) INTEREST PAYMENTS. Interest on each Eurodollar Borrowing shall be due and payable as it accrues on the last day of its respective Interest Period and on the Termination Date, as applicable; provided that, with respect to Eurodollar Borrowings having an Interest Period in excess of three (3) months, Borrower shall pay interest quarterly in arrears on the last Business Day of each March, June, September, and December, commencing on the first (1st) such date after the date on which such Interest Period commences and continuing on the last Business Day of each March, June, September, and December thereafter and on the expiration of each Interest Period. Interest on each Prime Rate Borrowing shall be due and payable as it accrues on each March 31, June 30, September 30, and December 31, and on the Termination Date. Interest on each Swing Line Borrowing shall be due and payable on the date that Borrower repays such Swing Line Borrowing (with the proceeds of another Borrowing hereunder or otherwise).

         (b) MANDATORY PAYMENTS.

                  (i) The Total Principal Debt (other than the Swing Line Principal Debt) is due and payable on the Termination Date. The Swing Line Principal Debt shall be due and payable as provided in SECTION 2.2 and on the Termination Date. The Tranche B Principal Debt is due and payable on the Tranche B Termination Date.

                  (ii) On any date of determination, if the Total Principal Debt exceeds the Total Commitment, then Borrower shall prepay the Principal Debt in at least the amount of such excess, together with (A) all accrued and unpaid interest on the Principal Debt prepaid, and (B) any Consequential Loss arising as a result thereof.

                  (iii) All mandatory payments pursuant to this SECTION 3.2(b) shall be applied to the unpaid Principal Debt Pro Rata except as otherwise specifically provided herein.

         (c) VOLUNTARY PREPAYMENTS. Subject to the last sentence of SECTION 2.2(a), after giving Administrative Agent a Notice of Prepayment, Borrower may voluntarily prepay all or any part of the Principal Debt from time to time and at any time, in whole or in part, without premium or penalty; provided that: (i) such notice must be received by Administrative Agent by 9:00 a.m. on (a) the third (3rd) Business Day preceding the date of prepayment of a Eurodollar Borrowing, and (b) one (1) Business Day prior to a prepayment of a Prime Rate Borrowing; (ii) each such partial prepayment must be in the amount of $5,000,000 or a greater integral multiple of $1,000,000 (whether a Eurodollar Borrowing or a Prime Rate Borrowing); (iii) all accrued interest on the Principal Debt being prepaid must also be paid in full, to the date of such prepayment if such voluntary prepayment is a prepayment of all outstanding Principal Debt and a termination of all Commitments under this Agreement or if the Principal Debt being prepaid is a Eurodollar Borrowing or a Swing Line Borrowing; and (iv) Borrower shall pay any related Consequential Loss (for any Eurodollar Borrowing) within ten (10) days after demand therefor. Each Notice of Prepayment shall specify the prepayment date and the Type of Borrowing(s) and amount(s) of such Borrowing(s) to be prepaid and shall constitute a binding obligation of Borrower to make a prepayment on the date stated therein.

         3.3 INTEREST OPTIONS. Except where specifically otherwise provided, Borrowings (other than Swing Line Borrowings) shall bear interest at a rate per annum equal to the lesser of (a) as to the respective Type of Borrowing (as designated by Borrower in accordance with this Agreement), the Prime Rate plus the Applicable Margin for Prime Rate Borrowings or the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Borrowings, and (b) the Maximum Rate. Except as specifically otherwise provided, Swing Line Borrowings shall bear interest at an annual rate equal to the Swing Line Rate. Each change in the Prime Rate, Swing Line Rate, Applicable Margin, or the Maximum Rate, subject to the terms of this Agreement, will become effective, without notice to Borrower or any other Person, upon the effective date of such change.

         3.4 QUOTATION OF RATES. A Responsible Officer may call Administrative Agent on or before the date on which a Notice of Borrowing is to be delivered by Borrower in order to receive an indication of the rates then in effect, but such indicated rates shall neither be binding upon Administrative Agent or Lenders nor affect the rate of interest which thereafter is actually in effect when the Notice of Borrowing is given.

         3.5 DEFAULT RATE. At the option of Required Lenders at any time while an Event of Default exists and to the extent permitted by all Legal Requirements, all past due Principal Debt and all past due accrued interest thereon, and fees and expenses payable hereunder and under the other Loan Documents shall bear interest at the Default Rate until paid, regardless whether such payment is made before or after entry of a judgment.

         3.6 INTEREST RECAPTURE. If the designated rate applicable to any Borrowing exceeds the Maximum Rate, then the rate of interest on such Borrowing shall be limited to the Maximum Rate, but any subsequent reductions in such designated rate shall not reduce the rate of interest thereon below the Maximum Rate until the total amount of interest accrued thereon equals the amount of interest which would have accrued thereon if such designated rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of the Total Principal Debt, the total amount of interest paid or accrued is less than the amount of interest which would have accrued if such designated rates had at all times been in effect, then, at such time and to the extent permitted by all Legal Requirements, Borrower shall pay an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if such designated rates had at all times been in effect and the amount of interest which would have accrued if the Maximum Rate had at all times been in effect, and (b) the amount of interest actually paid or accrued on the Total Principal Debt.

         3.7 INTEREST CALCULATIONS.

         (a) All payments of interest shall be calculated on the basis of actual number of days (including the first (1st) day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days in the case of a Eurodollar Borrowing, Prime Rate Borrowing, or Swing Line Borrowing. All interest rate determinations and calculations by Administrative Agent shall be conclusive and binding absent manifest error.

         (b) The provisions of this Agreement relating to the calculation of the Prime Rate and the Adjusted Eurodollar Rate are included only for the purpose of determining the rate of interest or other amounts to be paid hereunder that are based upon such rate.

         3.8 MAXIMUM RATE. Regardless of any provision contained in any Loan Document, no Credit Party shall ever be entitled to contract for, charge, take, reserve, receive, or apply, as interest on the Obligation, or any part thereof, any amount in excess of the Maximum Rate, and if any Credit Party ever does so, then such excess shall be deemed a partial prepayment of principal and treated hereunder as such and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and the Credit Parties shall, to the maximum extent permitted under all Legal Requirements, (a) treat all Borrowings as but a single extension of credit (and the Credit Parties and Borrower agree that such is the case and that provision herein for multiple Borrowings is for convenience only), (b) characterize any non-principal payment as an expense, fee, or premium rather than as interest,
(c) exclude voluntary prepayments and the effects thereof, and (d) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligation; provided that if the Obligation is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Amount, then the Credit Parties shall refund such excess, and, in such event, the Credit Parties shall not, to the extent permitted by all Legal Requirements, be subject to any penalties provided by any Legal Requirements for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Amount.

         3.9 INTEREST PERIODS. When Borrower requests any Eurodollar Borrowing, Borrower may elect the interest period (each an "INTEREST PERIOD") applicable thereto, which shall be, at Borrower's option, one (1) month or two (2), three
(3), or six (6) months, in each case to the extent available from each Lender; provided, however, that: (a) the initial Interest Period for a Eurodollar Borrowing shall commence on the date of such Borrowing (including the date of any Conversion thereto), and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period applicable thereto expires; (b) if any Interest Period for a Eurodollar Borrowing begins on a day for which there is no numerically corresponding Business Day in the calendar month at the end of such Interest Period, then such Interest Period shall end on the next Business Day immediately following what otherwise would have been such numerically corresponding day in the calendar month at the end of such Interest Period (unless such date would be in a different calendar month from what would have been the month at the end of such Interest Period, or unless there is no numerically corresponding day in the calendar month at the end of the Interest Period; whereupon, such Interest Period shall end on the last Business Day in the calendar month at the end of such Interest Period); (c) no Interest Period may be chosen with respect to any portion of the Total Principal Debt which would extend beyond the scheduled repayment date (including any dates on which mandatory prepayments are required to be made) for such portion of the Total Principal Debt; and (d) no more than an aggregate of five (5) Interest Periods shall be in effect at one time.

         3.10 CONVERSIONS; CONTINUATIONS. Borrower may (a) Convert a Eurodollar Borrowing on the last day of an Interest Period to a Prime Rate Borrowing, (b) Convert a Prime Rate Borrowing at any time to a Eurodollar Borrowing, and (c) elect to Continue a Borrowing by selecting a new Interest Period (in the case of a Eurodollar Borrowing), by giving a Notice of Conversion/Continuation to Administrative Agent no later than 9:00 a.m. on the third (3rd) Business Day prior to the date of Conversion or the last day of the Interest Period, as the case may be (in the case of a Conversion to a Eurodollar Borrowing or a Continuation and election of a new Interest Period), and no later than 9:00 a.m. one (1) Business Day prior to the last day of the Interest Period (in the case of a Conversion to a Prime Rate Borrowing); provided that, the principal amount Converted to, or Continued as, a Eurodollar Borrowing shall be in a minimum amount of $5,000,000 or a greater integral multiple of $1,000,000. Administrative Agent shall timely notify each Lender with respect to each Notice of Conversion/Continuation. Absent Borrower's Notice of Conversion/Continuation, a Eurodollar Borrowing shall be deemed Converted to a Prime Rate Borrowing effective as of the expiration of the Interest Period applicable thereto. No Eurodollar Borrowing may be either made or Continued as a Eurodollar Borrowing, and no Prime Rate Borrowing may be Converted to a Eurodollar Borrowing, (i) if the interest rate for such Eurodollar Borrowing would exceed the Maximum Rate, or (ii) while an Event of Default exists, unless Required Lenders otherwise consent in writing.

         3.11 ORDER OF APPLICATION.

         (a) Payments and prepayments of the Obligation shall be applied in the order and manner specified in this Agreement; provided, however, if no order is otherwise specified and no Potential Default or Event of Default exists, payments and prepayments of the Obligation shall be applied first, to fees, second, to accrued interest then due and payable on the Total Principal Debt, and then to the remaining Obligation in the order and manner as Borrower may direct.

         (b) If a Potential Default or Event of Default exists (or if Borrower fails to give directions as permitted under SECTION 3.11(a)), any payment or prepayment (including proceeds from the exercise of any Rights) shall be applied to the Obligation in the following order: (i) to the ratable payment of all fees, expenses, and indemnities for which the Credit Parties have not been paid or reimbursed in accordance with the Loan Documents; (ii) to the ratable payment of accrued and unpaid interest on the Swing Line Principal Debt; (iii) to the ratable payment of accrued and unpaid interest on the Total Principal Debt; (iv) to the ratable payment of any reimbursement obligation with respect to the Swing Line Principal Debt which is due and payable and which remains unfunded by any Borrowing under this Agreement; provided that, such payments shall be allocated among the Lenders which have funded their participation in the Swing Line Principal Debt; (v) to the ratable payment of the Total Principal Debt; and (vi) to the payment of the remaining Obligation in the order and manner Required Lenders deem appropriate.

         (c) Subject to the provisions of SECTION 12 and provided that Administrative Agent shall not in any event be bound to inquire into or to determine the validity, scope, or priority of any interest or entitlement of any Credit Party and may suspend all payments or seek appropriate relief (including instructions from Required Lenders or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby, Administrative Agent shall promptly distribute such amounts to each Credit Party in accordance with this Agreement and the related Loan Documents.

         3.12 RIGHT OF SET-OFF; ADJUSTMENTS.

         (a) SET-OFF. Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Legal Requirements, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its Affiliates) to or for the credit or the account of Borrower against any and all of the obligations of Borrower now or hereafter existing under this Agreement and the Note held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify Borrower after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this SECTION 3.12(a) are in addition to other rights and remedies (including, without limitation, other rights of set- off) that such Lender may have.

         (b) SHARING OF PAYMENTS. If any Lender (a "BENEFITTED LENDER") shall at any time receive any payment of all or part of the Borrowings owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Borrowings owing to it, or interest thereon (other than mandatory payments due in connection with the Tranche B Termination Date or payments to the Tranche B Lenders in connection with the admission of a Subsequent Lender or an Increasing Lender), then such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Borrowings owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with all Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, then such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower agrees that any Lender so purchasing a participation from a Lender pursuant to this SECTION 3.12(b) may, to the fullest extent permitted by applicable Legal Requirements, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of Borrower in the amount of such participation.

         3.13 BOOKING BORROWINGS. To the extent permitted by all Legal Requirements, any Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its branch offices or the office of any of its Affiliates; provided that no Affiliate shall be entitled to receive any greater payment under SECTION 4 than the transferor Lender would have been entitled to receive with respect to such Borrowings.

SECTION 4 CHANGE IN CIRCUMSTANCES.

         4.1 INCREASED COST AND REDUCED RETURN.

         (a) CHANGE IN LEGAL REQUIREMENTS. If, after the date hereof, the adoption of any applicable Legal Requirement, or any change in any applicable Legal Requirement, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority:

                  (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Borrowing, its Notes, or its obligation to make Eurodollar Borrowings, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Notes in respect of any Eurodollar Borrowings (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                  (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender hereunder; or

                  (iii) shall impose on such Lender (or its Applicable Lending Office) or the London interbank market any other condition affecting this Agreement or its Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurodollar Borrowings or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Note with respect to any Eurodollar Borrowings, then Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by Borrower under this SECTION 4.1(a), then Borrower may, by notice to such Lender (with a copy to Administrative Agent), suspend the obligation of such Lender to make or Continue Eurodollar Borrowings, or Convert all Eurodollar Borrowings into Prime Rate Borrowings, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of SECTION
4.4 shall be
applicable); provided that such suspension shall not affect the Right of such Lender to receive the compensation so requested.

         (b) CAPITAL ADEQUACY. If, after the date hereof, any Lender shall have determined that the adoption of any applicable Legal Requirement regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

         (c) NOTICE. Each Lender shall promptly notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this
SECTION 4.1 and will use reasonable efforts to designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this SECTION 4.1 shall furnish to Borrower and Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         4.2 LIMITATION ON TYPES OF BORROWINGS. If on or prior to the first
(1st) day of any Interest Period for any Eurodollar Borrowing:

         (a) Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

         (b) Required Lenders determine (which determination shall be conclusive) and notify Administrative Agent that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to Lenders of funding Eurodollar Borrowings for such Interest Period;

then Administrative Agent shall give Borrower prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, Lenders shall be under no obligation to make additional Eurodollar Borrowings, Continue any Eurodollar Borrowings, or to Convert any Prime Rate Borrowings to Eurodollar Borrowings and Borrower shall, on the last day(s) of the then-current Interest Period(s) for the outstanding Eurodollar Borrowings, either prepay such Borrowings or Convert such Borrowings into Prime Rate Borrowings in accordance with the terms of this Agreement.

         4.3 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Borrowings hereunder, then such Lender shall promptly notify Administrative Agent and Borrower thereof and such Lender's obligation to make or Continue Eurodollar Borrowings and to Convert Prime Rate Borrowings into Eurodollar Borrowings shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Borrowings (in which case the provisions of SECTION 4.4 shall be applicable).

         4.4 TREATMENT OF AFFECTED LOANS. If the obligation of any Lender to make or Continue Eurodollar Borrowings or to Convert Prime Rate Borrowings into Eurodollar Borrowings shall be suspended pursuant to SECTION 4.1, 4.2, or 4.3, then such Lender's Eurodollar Borrowings shall be automatically Converted into Prime Rate Borrowings on the last day(s) of the then current Interest Period(s) for all Eurodollar Borrowings (or, in the case of a Conversion required by SECTION 4.3, on such earlier date as such Lender may specify to Borrower with a copy to Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in SECTION 4.1, 4.2, or 4.3 that gave rise to such Conversion no longer exist:

         (a) to the extent that such Lender's Eurodollar Borrowings have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Borrowings shall be applied instead to its Prime Rate Borrowings; and

         (b) all Borrowings that would otherwise be made or Continued by such Lender as Eurodollar Borrowings shall be made or Continued instead as Prime Rate Borrowings, and all Borrowings of such Lender that would otherwise be Converted into Eurodollar Borrowings shall be Converted instead into (or shall remain as) Prime Rate Borrowings.

If such Lender gives notice to Borrower (with a copy to Administrative Agent) that the circumstances specified in SECTION 4.1, 4.2, or 4.3 that gave rise to the Conversion of such Lender's Eurodollar Borrowings pursuant to this SECTION
4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Borrowings made by other Lenders are outstanding, then such Lender's Prime Rate Borrowings shall be automatically Converted, on the first (1st) day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Borrowings, to the extent necessary so that, after giving effect thereto, all Eurodollar Borrowings held by Lenders are held Pro Rata (as to principal amounts, Types, and Interest Periods).

         4.5 COMPENSATION. Upon the request of any Lender, Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (herein called a "CONSEQUENTIAL LOSS") incurred by it as a result of:

         (a) any payment, prepayment, or Conversion of a Eurodollar Borrowing for any reason (including the acceleration of the Obligation pursuant to SECTION 11.1) on a date other than the last day of the Interest Period for such Borrowing; or

         (b) any failure by Borrower for any reason (including the failure of any condition precedent specified in SECTION 6 to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Borrowing on the date for such Borrowing, Conversion, Continuation, or prepayment specified in the relevant Notice of Borrowing, Notice of Conversion/Continuation, or Notice of Prepayment.

         4.6 TAXES.

         (a) Any and all payments by Borrower to or for the account of any Credit Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future Taxes, excluding, in the case of each Credit Party, Taxes based on or measured by its income, and franchise taxes imposed on it by the jurisdiction under the Legal Requirements of which such Credit Party (or its Applicable Lending Office) is organized or any political subdivision thereof (such income and franchise Taxes being "EXCLUDED TAXES"). If Borrower shall be required by any Legal Requirement to deduct any Taxes (other than Excluded Taxes) from or in respect of any sum payable under this Agreement or any other Loan Document to any Credit Party, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 4.6) such Credit Party receives an amount equal to the sum it would have received had no such deductions been made,
(ii) Borrower shall make such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with all Legal Requirements.

         (b) In addition, Borrower agrees to pay any and all present or future stamp or documentary Taxes and any other excise or property Taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "OTHER TAXES").

         (c) Borrower agrees to indemnify each Credit Party for the full amount of Taxes (other than Excluded Taxes) and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this SECTION 4.6) paid by such Credit Party on behalf of any Company (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

         (d) Each Lender organized under the Legal Requirements of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide Borrower and Administrative Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Tax Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.

         (e) For any period with respect to which a Lender has failed to provide Borrower and Administrative Agent with the appropriate form pursuant to SECTION 4.6(d) (unless such failure is due to a change in any Legal Requirement occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under SECTIONS 4.6(a) or (b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes (other than Excluded Taxes) because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

         (f) If Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this SECTION 4.6, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

         (g) Within thirty (30) days after the date of any payment of Taxes or Other Taxes, Borrower shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing such payment.

         (h) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in SECTIONS 4.1, 4.5 and 4.6 shall survive the termination of the Total Commitment and the payment in full of the Notes.

SECTION 5 FEES.

         5.1 TREATMENT OF FEES. Except as otherwise provided by any Legal Requirement, the fees described in this SECTION 5: (a) do not constitute compensation for the use, detention, or forbearance of money; (b) are in addition to, and not in lieu of, interest and expenses otherwise described in this Agreement; (c) shall be payable in accordance with SECTION 3.1; (d) shall be non-refundable; (e) shall, to the fullest extent permitted by all Legal Requirements, bear interest, if not paid when due, at the Default Rate; and (f) shall be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed, but computed as if each calendar year consisted of 360 days.

         5.2 FEES OF ADMINISTRATIVE AGENT. Borrower shall pay to Administrative Agent the fees specified in the letter agreement dated May 23, 2000 between Administrative Agent and Borrower, as amended, which fees shall be for the account of Administrative Agent and for the account of the Credit Parties as shall be agreed between Administrative Agent and each other Credit Party.

         5.3 FACILITY FEES. Following the Closing Date, Borrower shall pay to Administrative Agent, for the ratable account of Lenders, a facility fee, calculated daily but payable quarterly in installments in arrears, on each March 31, June 30, September 30, and December 31 and on the Termination Date, commencing September 30, 2000. Each installment shall be in an amount equal to the product of (a) the rate per annum equal to the Applicable Margin for Facility Fees times (b) the daily amount of the Commitment of each Lender, whether used or unused, in each case during the period from and including the last payment date to and excluding the payment date for such installment.

         5.4 UTILIZATION FEE. Following the Closing Date, Borrower shall pay to Administrative Agent, for the ratable benefit of Lenders, a utilization fee, calculated daily but payable quarterly in installments in arrears, on each payment date for facility fees as set forth in SECTION 5.3. Each installment shall be in an amount equal to the product of (a) the rate per annum equal to the Applicable Margin for Utilization Fees times (b) the daily Total Principal Debt for each day in which the Total Principal Debt exceeds an amount equal to fifty percent (50%) of the Total Commitment during the period from and including the last payment date to and excluding the payment date for such installment.

SECTION 6 CONDITIONS PRECEDENT.

         6.1 CONDITIONS PRECEDENT TO CLOSING. This Agreement shall not become effective unless the following conditions precedent are satisfied on or before the Closing Date:

         (a) BORROWER DOCUMENTS. Borrower shall deliver or cause to be delivered to Administrative Agent the following, each, unless otherwise noted, dated as of the Closing Date:

                  (i) certified copies of its Constituent Documents, together with existence and good standing certificates from the Secretary of State of Nevada and foreign qualification and good standing certificates from the State of Texas, each dated a recent date prior to the Closing Date;

                  (ii) a certificate of Responsible Officers of Borrower certifying (a) its Constituent Documents, (b) resolutions of its Board of Directors (or of the "Executive Committee" of the Board of Directors upon delivery of resolutions of the Board of Directors authorizing such action by an Executive Committee) approving and authorizing the execution, delivery, and performance of this Agreement and the other Loan Documents, certified as of the Closing Date as being in full force and effect without modification or amendment, and (c) signatures and incumbency of its officers executing this Agreement and the other Loan Documents;

                  (iii) executed originals of this Agreement, the Notes, and the other Loan Documents to be executed by Borrower; and

                  (iv) such other documents as Administrative Agent may reasonably request.

         (b) OPINION OF COUNSEL FOR BORROWER. The Credit Parties and their respective counsel shall have received originally executed copies of a favorable written opinion of counsel for Borrower, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Closing Date, and setting forth substantially the matters in the opinions designated in EXHIBIT D.

         (c) FEES. Borrower shall have paid to Administrative Agent, (i) for distribution (as appropriate) to the Credit Parties, the fees payable on the Closing Date referred to in SECTION 5.2, and (ii) all reasonable fees and expenses incurred by Administrative Agent and Arranger in connection with the negotiation, preparation, and closing of the transactions evidenced by the Loan Documents (including, without limitation, attorneys' fees and expenses).

         (d) COMPLETION OF PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

         (e) NO MATERIAL ADVERSE EVENT. No Material Adverse Event has occurred since March 31, 2000.

         (f) TERMINATION OF EXISTING CREDIT FACILITIES. Borrower shall have provided to Administrative Agent evidence of payment and cancellation of the Existing Credit Facilities.

         6.2 CONDITIONS TO ALL CREDIT EXTENSIONS. The obligations of the Credit Parties to make each Credit Extension (including the initial Credit Extension) are subject to the following further conditions precedent:

         (a) NOTICE OF BORROWING. Administrative Agent shall have received, in accordance with the provisions of SECTION 2.2, SECTION 2.5 and SECTION 3.10, an originally executed Notice of Borrowing or Notice of Conversion/Continuation, as applicable.

         (b) REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF AGREEMENTS. As of the date of such Credit Extension, Borrower's representations and warranties in each Loan Document are true, correct, and complete in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions expressly contemplated or permitted by this Agreement).

         (c) NO DEFAULT. No Potential Default or Event of Default exists or would be caused by the making of such Credit Extension.

         (d) NO INJUNCTION OR RESTRAINING ORDER. No order, judgment, or decree of any Governmental Authority shall purport to enjoin or restrain any Credit Party from making such Credit Extension.

         (e) NO VIOLATION. The making of such Credit Extension shall not violate any Legal Requirement, including Regulation T, Regulation U, or Regulation X of the Board of Governors of the Federal Reserve System.

         (f) OTHER MATTERS. All matters related to such Credit Extension must be satisfactory to Required Lenders and their respective counsel in their reasonable determination, and upon the reasonable request of Administrative Agent, Borrower shall deliver to Administrative Agent evidence substantiating any of the matters in the Loan Documents which are necessary to enable Borrower to qualify for such Credit Extension.

Each condition precedent in this Agreement is material to the transactions contemplated in this Agreement, and time is of the essence in respect of each thereof. Subject to the prior approval of Required Lenders, the Credit Parties may make a Credit Extension without all conditions being satisfied, but, to the extent permitted by all Legal Requirements, such Credit Extension shall not be deemed to be a waiver of the requirement that each such condition precedent be satisfied as a prerequisite for any subsequent Credit Extension, unless Required Lenders specifically waive each such item in writing.

         SECTION 7 REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to the Credit Parties as follows:

         7.1 PURPOSE OF CREDIT FACILITY. Borrower will use (or will loan or contribute such proceeds to its Subsidiaries to so use) all proceeds of Credit Extensions for one or more of the following: (a) to refinance existing Debt of the Companies including, but not limited to the Existing Credit Facilities; and
(b) for lawful, corporate purposes including, without limitation, liquidity support for commercial paper. No Restricted Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U. No part of the proceeds of any Credit Extension will be used, directly or indirectly, for a purpose which violates any Legal Requirement, including the provisions of Regulation T, U, or X (as enacted by the Board of Governors of the Federal Reserve System, as amended). "Margin Stock" (as defined in Regulation U) constitutes less than twenty-five percent (25%) of those assets of the Companies that are subject to any limitation on sale, pledge, or similar restrictions hereunder.

         7.2 EXISTENCE, GOOD STANDING, AUTHORITY, AND AUTHORIZATIONS. Each Restricted Company is duly organized, validly existing, and in good standing under the Legal Requirements of its jurisdiction of organization. Each Restricted Company is duly qualified to transact business and is in good standing in each jurisdiction where the nature and extent of its business and properties require the same, except where the failure to be so qualified could not constitute a Material Adverse Event. Each Restricted Company possesses all the Authorizations necessary or required in the conduct of its respective business(es), and the same are valid, binding, enforceable, and subsisting without any defaults thereunder or enforceable adverse limitations thereon and are not subject to any proceedings or claims opposing the issuance, development, or use thereof or contesting the validity thereof, except for any such circumstance that could not be a Material Adverse Event.

         7.3 SUBSIDIARIES; CAPITAL STOCK. The Companies have no Subsidiaries except as disclosed on SCHEDULE 7.3, such schedule reflecting each Subsidiary's jurisdiction of incorporation (as supplemented and modified in writing from time to time to reflect any changes to such SCHEDULE as a result of transactions permitted by the Loan Documents) and each Unrestricted Subsidiary is designated as such. All of the outstanding Stock of each Subsidiary is duly authorized, validly issued, fully paid, and nonassessable and, except (a) for directors' qualifying shares, or (b) as otherwise set forth on SCHEDULE 7.3, are owned directly or indirectly by Borrower (as supplemented and modified in writing from time to time to reflect any changes to such SCHEDULE as a result of transactions permitted by the Loan Documents), free and clear of any Liens, restrictions, claims, or Rights of another Person, and none of such Stock owned by any Company is subject to any restriction on transfer thereof except for restrictions imposed by securities Legal Requirements and general corporate Legal Requirements.

         7.4 AUTHORIZATION AND CONTRAVENTION. The execution and delivery by Borrower of each Loan Document and the performance by Borrower of its obligations thereunder (a) are within the corporate power of Borrower, (b) have been duly authorized by all necessary corporate action on the part of Borrower,
(c) require no action by or in respect of Authorizations of or filing with, any Governmental Authority, which action, Authorization, or filing has not been taken, received, or made on or prior to the Closing Date (or if later, the date of execution and delivery of such Loan Document) other than filing of the Loan Documents pursuant to securities Legal Requirements, (d) will not violate any provision of the Constituent Documents of any Company, (e) will not violate any provision of any Legal Requirement applicable to any Company, other than such violations which individually or collectively could not be a Material Adverse Event, (f) will not violate any material written or oral agreements, contracts, commitments, or understandings to which any Company is a party, other than such violations which could not be a Material Adverse Event, or (g) will not result in the creation or imposition of any Lien on any asset of any Company.

         7.5 BINDING EFFECT. Upon execution and delivery by all parties thereto, each Loan Document to which Borrower is a party will constitute a legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

         7.6 FINANCIAL STATEMENTS. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial condition, results of operations, and cash flows of the Companies as of and for the portion of the fiscal year ending on the date or dates thereof (subject only to normal year-end audit adjustments). There were no material liabilities, direct or indirect, fixed or contingent, of the Companies as of the date or dates of the Current Financials which are required under GAAP to be reflected therein or in the notes thereto, and are not so reflected. Except for transactions directly related to, or specifically contemplated by, the Loan Documents, there have been no changes in the consolidated financial condition of the Companies from that shown in the Current Financials after such date which could be a Material Adverse Event, nor has any Company incurred any liability (including any liability under any Environmental Law), direct or indirect, fixed or contingent, after such date which could be a Material Adverse Event.

         7.7 LITIGATION, CLAIMS, INVESTIGATIONS. No Company is subject to, or aware of the threat of, any Litigation which is reasonably likely to be determined adversely to any Company, and, if so adversely determined, could (individually or collectively with other Litigation) be a Material Adverse Event. There are no outstanding orders or judgments for the payment of money in excess of $10,000,000 (individually or collectively) or any warrant of attachment, sequestration, or similar proceeding against the assets of any Company having a value (individually or collectively) of $ 10,000,000 or more which is not either (a) stayed on appeal, or (b) being contested in good faith by appropriate proceedings diligently conducted, and against which reserves or other provisions required by GAAP have been made. There are no formal complaints, suits, claims, investigations, or proceedings initiated at or by any Governmental Authority pending or, to the best knowledge of Borrower, threatened by or against any Company which could be a Material Adverse Event, nor any judgments, decrees, or orders of any Governmental Authority outstanding against any Company that could be a Material Adverse Event.

         7.8 TAXES. All Tax returns of each Company required to be filed have been filed (or extensions have been granted) prior to delinquency, except for any such returns for which the failure to so file could not be a Material Adverse Event, and all Taxes imposed upon each Company which are due and payable have been paid prior to delinquency, other than Taxes (a) that are being contested in good faith by appropriate proceedings diligently conducted, and against which reserves or other provisions required by GAAP have been made, or
(b) for which nonpayment thereof could not be a Material Adverse Event.

         7.9 ENVIRONMENTAL MATTERS. No Company, after reasonable inquiry, (a) knows of any environmental condition or circumstance, such as the presence or Release of any Hazardous Materials, on any property presently or previously owned or leased by any Company or to which Hazardous Materials generated by any Company have been taken, that could be a Material Adverse Event, (b) knows of any violation by any Company of any Environmental Law that could be a Material Adverse Event, or (c) knows that any Company is under any obligation to remedy any violation of any Environmental Law or any Release or threatened Release of any Hazardous Materials that could be a Material Adverse Event.

         7.10 EMPLOYEE BENEFIT PLANS. (a) No Employee Plan has incurred an accumulated funding deficiency, as defined in Section 302 of ERISA and Section 412 of the Tax Code, (b) neither Borrower nor any ERISA Affiliate has incurred material liability which is currently due and remains unpaid under Title IV of ERISA to the PBGC or to an Employee Plan in connection with any such Employee Plan, (c) neither Borrower nor any ERISA Affiliate has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) Borrower has not engaged in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Tax Code) which could be a Material Adverse Event, and (e) no Reportable Event has occurred which is likely to result in the termination of an Employee Plan. The present value of all benefit liabilities within the meaning of Title IV of ERISA under each Employee Plan (based on those actuarial assumptions used to fund such Employee Plan) did not, as of the last annual valuation date for the most recent plan year of such Employee Plan, exceed the value of the assets of such Employee Plan, and the total present values of all benefit liabilities within the meaning of Title IV of ERISA of all Employee Plans (based on the actuarial assumptions used to fund each such Employee Plan) did not, as of the respective annual valuation dates for the most recent plan year of each such Plan, exceed the value of the assets of all such Employee Plans.

         7.11 PROPERTIES; LIENS. Each Restricted Company has good and indefeasible title to all its property reflected on the Current Financials, except for property that (a) is obsolete, or (b) has been disposed of in the ordinary course of business or as otherwise permitted by the Loan Documents. Except for Permitted Liens, there is no Lien on any property of any Restricted Company.

         7.12 GOVERNMENT REGULATIONS. No Company is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other Legal Requirement (other than Regulations T, U, and X of the Board of Governors of the Federal Reserve System) which regulates the incurrence of Debt.

         7.13 TRANSACTIONS WITH AFFILIATES. No Restricted Company is a party to a transaction with any of its Affiliates, other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than such Restricted Company could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

         7.14 NO DEFAULT. No event has occurred and is continuing or would result from the incurring of obligations by Borrower under this Agreement or any other Loan Document which constitutes an Event of Default or a Potential Default. No Restricted Company is in default under or with respect to any material written or oral agreements, contracts, commitments, or understandings to which any Restricted Company is party which could, individually or together with all such defaults, be a Material Adverse Event.

         7.15 SOLVENCY. At the time of each Credit Extension hereunder, each Restricted Company is (and after giving effect to the transactions contemplated by the Loan Documents and any incurrence of additional Debt, will be) Solvent.

         7.16 COMPLIANCE WITH LEGAL REQUIREMENTS. No Company is in violation of any Legal Requirements (including Environmental Laws), other than such violations which could not, individually or collectively, be a Material Adverse Event. No Company has received notice alleging any non-compliance with any Legal Requirements, except for such non-compliance which no longer exists or which could not be a Material Adverse Event.

         7.17 FULL DISCLOSURE. There is no material fact or condition relating to the Loan Documents or the financial condition, business, or property of any Company which could be a Material Adverse Event and which has not been disclosed, in writing, to Administrative Agent. All information heretofore furnished by any Company to any Credit Party in connection with the Loan Documents was, and all such information hereafter furnished by any Company to any Credit Party will be, true and accurate in all material respects or based on reasonable estimates on the date as of which such information is stated or certified.

         7.18 SENIOR DEBT. The Obligation constitutes (and will constitute until payment in full and cancellation of all Commitments hereunder) Borrower's direct and unconditional obligation and ranks at least pari passu with other unsecured and unsubordinated Debt of Borrower.

SECTION 8 AFFIRMATIVE COVENANTS. Borrower covenants and agrees to perform, observe, and comply with each of the following covenants, from the Closing Date and so long thereafter as Lenders are committed to make any Credit Extensions under this Agreement and thereafter until the payment in full of all Principal Debt and payment in full of all other interest, fees, and other amounts of the Obligation then due and owing, unless Borrower receives a prior written consent to the contrary by Administrative Agent as authorized by Required Lenders:

         8.1 USE OF PROCEEDS. Borrower shall use the proceeds of all Credit Extensions only for the purposes represented herein.

         8.2 BOOKS AND RECORDS. Borrower shall, and shall cause each other Company to, maintain books, records, and accounts necessary to prepare all Financial Statements delivered hereunder in accordance with GAAP.

         8.3 ITEMS TO BE FURNISHED. Borrower shall cause the following to be furnished to Administrative Agent and each Lender:

         (a) ANNUAL FINANCIAL STATEMENTS. Promptly after preparation, and no later than one hundred and twenty (120) days after the last day of each fiscal year of Borrower, Financial Statements showing the consolidated financial condition and results of operations of the Companies, as of, and for the year ended on, such day, each accompanied by:

                  (i) the unqualified opinion of a firm of nationally-recognized independent certified public accountants, based on an audit using generally accepted auditing standards, that such Financial Statements were prepared in accordance with GAAP and present fairly the consolidated financial condition and results of operations of the Companies;

                  (ii) any management letter delivered to Borrower prepared by such accounting firm with respect to such Financial Statements; and

                  (iii) a Compliance Certificate.

         (b) PERIODIC FINANCIAL STATEMENTS. Promptly after preparation, and no later than sixty (60) days after the last day of each fiscal quarter of Borrower (other than the last fiscal quarter of any fiscal year), Financial Statements showing the consolidated and consolidating financial condition and results of operations calculated for the Companies for such fiscal quarter and for the period from the beginning of the then-current fiscal year to such last day, accompanied by (i) an internally prepared financial summary of the Companies and other information as Administrative Agent may reasonably request, and (ii) a Compliance Certificate with respect to such Financial Statements.

         (c) MANAGEMENT LETTERS. Promptly upon receipt thereof, copies of all auditor's annual management letters delivered to Borrower.

         (d) NOTICES OF LITIGATION, DEFAULTS, ETC. Notice, promptly after Borrower knows or has reason to know of (i) the existence and status of any Litigation which could be a Material Adverse Event, or of any order or judgment for the payment of money which (individually or collectively) is in excess of $10,000,000, or any warrant of attachment, sequestration, or similar proceeding against the assets of any Company having a value (individually or collectively) of $10,000,000 or more, (ii) any material change in any material fact or circumstance represented or warranted in any Loan Document, (iii) a Potential Default or Event of Default specifying the nature thereof and what action Borrower or any other Company has taken, is taking, or proposes to take with respect thereto; provided, however, that Borrower shall have no obligation to notify Administrative Agent or Lenders of a Potential Default under SECTION 9.11(a) unless Borrower has actual knowledge of such Potential Default and such Potential Default has continued, or Borrower reasonably expects such Potential Default to continue, for a period of five (5) consecutive days, (iv) the receipt by any Company of any notice from any Governmental Authority of the expiration without renewal, termination, material modification or suspension of, or institution of any proceedings to terminate, materially modify, or suspend, any Authorization which any Company is required to hold in order to operate its business in compliance with all Legal Requirements, other than such expirations, terminations, suspensions, or modifications which individually or in the aggregate would not be a Material Adverse Event, (v) any federal, state, or local statute, regulation, or ordinance or judicial or administrative order limiting or controlling the operations of any Company which has been issued or adopted hereafter and which is of material adverse importance or effect in relation to the operations of the Companies taken as a whole, (vi) the receipt by any Company of notice of any violation or alleged violation of any Environmental Law, which violation or alleged violation could individually or collectively with other such violations or allegations, be a Material Adverse Event, or (vii) (a) the occurrence of a Reportable Event that, alone or together with any other Reportable Event, could reasonably be expected to result in liability of any Company to the PBGC in an aggregate amount exceeding $10,000,000; (b) any expressed statement in writing on the part of the PBGC of its intention to terminate any Employee Plan or Plans; (c) Borrower's or an ERISA Affiliate's becoming obligated to file with the PBGC a notice of failure to make a required installment or other payment with respect to an Employee Plan; or (d) the receipt by Borrower or an ERISA Affiliate from the sponsor of a Multiemployer Plan of either a notice concerning the imposition of withdrawal liability in an aggregate amount exceeding $10,000,000 or of the impending termination or reorganization of such Multiemployer Plan.

         (e) SCHEDULE AND EXHIBIT UPDATES. Concurrently with the delivery of each Compliance Certificate, to the extent any of the information or disclosures provided on any of the SCHEDULES or EXHIBITS delivered pursuant to this Agreement or any Loan Documents has become outdated or incorrect in any material respect, such revised or updated SCHEDULES or EXHIBITS as may be necessary or appropriate to update or correct such information or disclosures.

         (f) SEC FILINGS. Promptly after the filing thereof, a true, correct, and complete copy of each Form 10-K, Form 10-Q, and Form 8-K filed by or on behalf of Borrower with the Securities and Exchange Commission.

         (g) CHANGE IN RATINGS. Promptly upon the receipt of notice thereof, and in any event within three (3) Business Days after any change in the Moody's Rating or the S & P Rating, notice of such change.

         (h) OTHER INFORMATION. Promptly upon request therefor by any Credit Party, such information (not otherwise required to be furnished under the Loan Documents) respecting the business affairs, assets, and liabilities of the Companies, as reasonably requested.

         8.4 INSPECTIONS. Borrower shall, and shall cause each other Company to, upon reasonable notice, allow any Credit Party (or its Representatives) (except in the case of Administrative Agent or its Representatives, at the sole expense of such Credit Party) to inspect any of their properties, to review reports, files, and other records and to make and take away copies thereof, to conduct tests or investigations, and to discuss any of their affairs, conditions, and finances with other creditors, directors, officers, employees, other representatives, and independent accountants of the Companies, from time to time, during reasonable business hours.

         8.5 TAXES. Borrower shall, and shall cause each other Company to (a) promptly pay when due any and all Taxes other than Taxes the failure to pay could not be a Material Adverse Event or the applicability, amount, or validity of which is being contested in good faith by appropriate proceedings diligently conducted, and against which reserves or other provisions required by GAAP have been made, and in respect of which levy and execution of any lien securing same have been and continue to be stayed, and (b) notify Administrative Agent immediately if the Internal Revenue Service or any other taxing authority commences or notifies any Company of its intention to commence an audit or investigation with respect to any Taxes of any kind due or alleged to be due from any Company to the extent that the failure to pay such Taxes could be a Material Adverse Event.

         8.6 PAYMENT OF OBLIGATIONS. Borrower shall pay the Obligation in accordance with the terms and provisions of the Loan Documents. Borrower shall, and shall cause each Restricted Company to, promptly pay (or renew and extend) all of its material obligations as the same become due (unless such obligations (other than the Obligation) are being contested in good faith by appropriate proceedings).

         8.7 MAINTENANCE OF EXISTENCE, ASSETS, AND BUSINESS. Except as otherwise permitted by SECTION 9.9, Borrower shall, and shall cause each other Company to, at all times: (a) maintain its existence and good standing in the jurisdiction of its organization and its authority to transact business in all other jurisdictions where the failure to so maintain could be a Material Adverse Event; (b) maintain all licenses, permits, and franchises necessary for its business where the failure to so maintain could be a Material Adverse Event; (c) keep all of its assets which are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs thereto and replacements thereof where the failure to do so could be a Material Adverse Event; and (d) do all things necessary to obtain, renew, extend, and continue in effect all Authorizations which may at any time and from time to time be necessary for the Companies to operate their businesses in compliance with all Legal Requirements, where the failure to so obtain, renew, extend, or continue in effect could be a Material Adverse Event.

         8.8 INSURANCE. Borrower shall, and shall cause each other Company to, maintain with financially sound, responsible, and reputable insurance companies or associations insurance reasonably acceptable to Administrative Agent concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses. At Administrative Agent's request, Borrower shall, and shall cause each other Company to, promptly deliver to Administrative Agent evidence of insurance for each policy of insurance and evidence of payment of all premiums.

         8.9 PRESERVATION AND PROTECTION OF RIGHTS. Borrower shall, and shall cause each other Company to, perform such acts and duly authorize, execute, acknowledge, deliver, file, and record any additional agreements, documents, instruments, and certificates as Administrative Agent or Required Lenders may reasonably deem necessary or appropriate in order to preserve and protect the Rights of the Credit Parties under any Loan Document.

         8.10 ENVIRONMENTAL LAWS. Borrower shall, and shall cause each other Company to (a) conduct its business so as to comply with all applicable Environmental Laws and shall promptly take corrective action to remedy any non-compliance with any Environmental Law, and (b) promptly investigate and remediate any known Release or threatened Release of any Hazardous Material on any property owned by any Company or at any facility operated by any Company to the extent and degree necessary to comply with all Environmental Laws, except, in the cases of CLAUSES (a) and (b), to the extent that the failure to do so could not be a Material Adverse Event.

         8.11 COMPLIANCE WITH LEGAL REQUIREMENTS. Borrower shall, and shall cause each other Company to, comply with the provisions of all Legal Requirements applicable to it, and any material written or oral agreement, contract, commitment, or understanding to which it is a party, unless the failure to so comply alone, or when aggregated with all other such non-compliance, could not be a Material Adverse Event.

         8.12 DESIGNATION OF UNRESTRICTED SUBSIDIARIES.

         (a) Borrower shall have the option of designating any Subsidiary as an Unrestricted Subsidiary by giving prior written notice to the Administrative Agent and Lenders (as provided in the next sentence), provided that (i) such designation does not result in an Event of Default or a Potential Default, and
(ii) the aggregate of (x) the Recourse Debt of such Restricted Subsidiary (determined as at the date of such designation), and (y) the aggregate Recourse Debt of all other Subsidiaries of Borrower, if any, which Borrower has previously designated as Unrestricted Subsidiaries (determined for each such other Subsidiary as at the date of designation of the new Unrestricted Subsidiary and determined for all such Subsidiaries (including the new Unrestricted Subsidiary) on a consolidated basis in accordance with GAAP) does not exceed the greater of (a) twenty-five percent (25%) of Consolidated Debt (determined as at the date of such designation) excluding the Restricted Subsidiary to be so designated, or (b) $250,000,000. Each notice of designation delivered pursuant to the preceding sentence shall be accompanied by the following documents, each certified by a Responsible Officer of Borrower and setting forth the relevant financial information as at a specified date not earlier than ten (10) days before the effective date of such designation: (x) a statement showing, in reasonable detail, the Tangible Net Worth, the total Debt, and the total assets of each Restricted Subsidiary the subject of such notice of designation; and (y) a Compliance Certificate showing comparative figures for Borrower and the Restricted Subsidiaries before and after giving effect to such notice of designation and a statement demonstrating, in reasonable detail, compliance with CLAUSE (II) of the first sentence of this SECTION 8.12(a). Any attempted designation by Borrower of a Restricted Subsidiary as an Unrestricted Subsidiary other than in compliance with the limitations contained in this
SECTION 8.12(a) shall be ineffective as fully as if such attempted designation had never occurred.

         (b) If, as of any date, the aggregate Recourse Debt of the Unrestricted Subsidiaries (determined on a consolidated basis in accordance with GAAP) exceeds the greater of (a) twenty-five percent (25%) of Consolidated Debt as of such date or (b) $250,000,000, then Borrower shall designate an Unrestricted Subsidiary or Subsidiaries to be a Restricted Subsidiary such that the aggregate Recourse Debt of the remaining Unrestricted Subsidiaries does not exceed the greater of (a) twenty-five percent (25%) of Consolidated Debt (including the newly designated Restricted Subsidiary), or (b) $250,000,000. Borrower shall notify Administrative Agent and Lenders of any such designation not later than ten (10) days after the requirement to make such designation arises pursuant to the preceding sentence, accompanied by the following documents, each certified by a Responsible Officer of Borrower and setting forth the relevant financial information as at a specified date not earlier than ten (10) days before the effective date of such designation: (x) a statement showing, in reasonable detail, the Tangible Net Worth, the total Debt, and the total assets of the Subsidiary to be designated a Restricted Subsidiary, and (y) a Compliance Certificate showing comparative figures for Borrower and the Restricted Subsidiaries before and after giving effect to such notice of designation and a statement demonstrating, in reasonable detail, compliance with this SECTION 8.12(b).

SECTION 9 NEGATIVE COVENANTS. Borrower covenants and agrees to perform, observe, and comply with each of the following covenants, from the Closing Date and so long thereafter as Lenders are committed to make any Credit Extensions under this Agreement and thereafter until the payment in full of all Principal Debt and payment in full of all other interest, fees, and other amounts of the Obligation then due and owing, unless Borrower receives a prior written consent to the contrary by Administrative Agent as authorized by Required Lenders:

         9.1 EMPLOYEE BENEFIT PLANS. Borrower shall not, and shall not permit any ERISA Affiliate to, directly or indirectly, engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Tax
Code), and the Companies and their respective ERISA Affiliates shall not, directly or indirectly, (a) incur any "accumulated funding deficiency" as such term is defined in Section 302 of ERISA with respect to any Employee Plan, (b) permit any Employee Plan to be subject to involuntary termination proceedings pursuant to Title IV of ERISA, or (c) fully or partially withdraw from any Multiemployer Plan, if such prohibited transaction, accumulated funding deficiency, termination proceeding, or withdrawal would result in liability on the part of Borrower in excess of $10,000,000.

         9.2 LIENS. Borrower shall not, and shall not permit any other Restricted Company to, directly or indirectly, (a) create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any Stock of any Restricted Subsidiary (other than Stock not owned by a Company), or (b) create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any of its other assets, except in the case of CLAUSE (b):

                  (i) pledges or deposits made to secure payment of worker's compensation, or to participate in any fund in connection with worker's compensation, unemployment insurance, pensions, or other social security programs;

                  (ii) good-faith pledges or deposits made to secure performance of bids, tenders, insurance or other contracts (other than for the repayment of borrowed money), or leases, or to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds as all such Liens arise in the ordinary course of business of the Restricted Companies;

                  (iii) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, none of which impair in any material respect the use of such property by the Person in question in the operation of its business, and none of which is violated by existing or proposed structures or land use;

                  (iv) Liens of landlords or of mortgagees of landlords, arising solely by operation of law, on fixtures and movable property located on premises leased in the ordinary course of business;

                  (v) the following, so long as the applicability, amount, or validity of which is being contested in good faith by appropriate proceedings diligently conducted, and against which reserves or other provisions required by GAAP have been made, levy and execution thereon have been stayed and continue to be stayed, and they do not in the aggregate materially detract from the value of the property of the Person in question, or materially impair the use thereof in the operation of its business: (a) claims and Liens for Taxes (other than Liens relating to Environmental Laws or ERISA); (b) claims and Liens upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process prior to adjudication of a dispute of the merits; and (c) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other like Liens;

                  (vi) Liens existing on the Closing Date and listed on
         SCHEDULE 9.2;

                  (vii) Liens in favor of Borrower;

                  (viii) Liens in assets or properties acquired with purchase money Debt securing only such purchase money Debt;

                  (ix) Liens on any property or asset of any corporation or other entity existing at the time such corporation or other entity becomes a Subsidiary or is merged or consolidated with or into any Restricted Company or at the time such property or asset is acquired from such corporation or other entity, other than any Lien placed on any property or asset of such corporation or other entity in contemplation of such acquisition, merger, or consolidation;

                  (x) Liens securing non-recourse Debt incurred in connection with industrial revenue or similar financing;

                  (xi) Liens for current taxes not yet due; and

                  (xii) any renewals, extensions, or refinancings (but not increase in the principal amount thereof) of any of the foregoing Permitted Liens.

         9.3 TRANSACTIONS WITH AFFILIATES. Borrower shall not, and shall not permit any other Restricted Company to, enter into any transaction with any of its Affiliates, other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than such Restricted Company could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

         9.4 COMPLIANCE WITH DOCUMENTS. Borrower shall not, and shall not permit any other Company to, violate the provisions of its Constituent Documents, or modify, repeal, replace, or amend any provision of its Constituent Documents, if such action could materially and adversely affect the Rights of any Credit Party under this Agreement or the other Loan Documents.

         9.5 ASSIGNMENT. Borrower shall not assign or transfer any of its Rights, duties, or obligations under any of the Loan Documents.

         9.6 FISCAL YEAR AND ACCOUNTING METHODS. Borrower shall not, and shall not permit any other Restricted Company to, change its method of accounting, other than immaterial changes in methods or as required by GAAP. Borrower shall not, and shall not permit any other Restricted Company to, change its fiscal year for book accounting purposes, except upon the delivery of written notice to Administrative Agent.

         9.7 GOVERNMENT REGULATIONS. Borrower shall not, and shall not permit any other Restricted Company to, conduct its business in such a way that it will become subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other Legal Requirement (other than Regulations T, U, and X of the Board of Governors of the Federal Reserve System) which regulates the incurrence of Debt.

         9.8 SALE OF ASSETS. Borrower shall not, and shall not permit any other Restricted Company to, sell, assign, transfer, or otherwise dispose of all or substantially all of its assets, other than sales, assignments, transfers, or other dispositions of assets of Restricted Subsidiaries (a) having an aggregate fair market value not to exceed $25,000,000 in any fiscal year, or (b) in the ordinary course of business.

         9.9 MERGERS AND DISSOLUTIONS; SALE OF CAPITAL STOCK. Borrower shall not, and shall not permit any other Restricted Company to, directly or indirectly, merge or consolidate with any other Person, other than (a) mergers or consolidations involving Borrower if Borrower is the surviving entity, and
(b) mergers or consolidations among Wholly-owned Companies; provided that in any merger involving Borrower, Borrower must be the surviving entity, and, in any merger involving any other Restricted Company, a Restricted Company must be the surviving entity. Borrower shall not, and shall not permit any other Restricted Company to, liquidate, wind up, or dissolve (or suffer any liquidation or dissolution), other than liquidations, wind ups, or dissolutions incident to mergers or consolidations permitted under this SECTION 9.9. Borrower shall not, and shall not permit any other Company to, sell, assign, lease, transfer, or otherwise dispose of the Stock of any other Restricted Company, other than sales, assignments, leases, transfers, or other such dispositions to another Company. Notwithstanding the foregoing, nothing in this Agreement shall prohibit any mergers, consolidations, liquidations, wind ups, or dissolutions of any Subsidiary or the sale, assignment, lease, transfer, or other disposal of the Stock of any Subsidiary so long as (i) no Potential Default or Event of Default exists or would result from such merger, consolidation, liquidation, wind up, or dissolution or such sale, assignment, lease, transfer, or other disposal of such Stock, (ii) after giving effect thereto, the character of the business of the Restricted Companies, on a consolidated basis, will not be materially changed, and (iii) the assets, annual revenues, or annual net income, in each case determined in accordance with GAAP, of the affected Subsidiary does not exceed $25,000,000.

         9.10 NEW BUSINESS. Borrower shall not, and shall not permit any other Restricted Company to, directly or indirectly, permit or suffer to exist any material change (on a consolidated basis) in the type of businesses in which it is engaged from the businesses (on a consolidated basis) of the Companies as conducted on the Closing Date.

         9.11 FINANCIAL COVENANTS.

         (a) LEVERAGE RATIO. Borrower shall not permit the Leverage Ratio (expressed as a percentage), as of any date, to be greater than fifty percent (50%).

         (b) INTEREST COVERAGE. Borrower shall not permit the Interest Coverage Ratio, as of the last day of any fiscal quarter of Borrower, to be less than 2.0 to 1.0.

         (c) MINIMUM TANGIBLE NET WORTH. Borrower shall not permit Consolidated Tangible Net Worth, as of any date, to be less than the sum of (a) $700,000,000, plus (b) fifty percent (50%) of the amount of Net Proceeds from any Equity Issuance subsequent to March 31, 2000, plus (c) fifty percent (50%) of Cumulative Consolidated Net Income.

SECTION 10 DEFAULT. The term "EVENT OF DEFAULT" means the occurrence of any one or more of the following events:

         10.1 PAYMENT OF OBLIGATION. The failure or refusal of Borrower to pay
(a) all or any part of the Principal Debt when the same becomes due (whether by its terms, by acceleration, or as otherwise provided in the Loan Documents), or
(b) any other part of the Obligation within five (5) calendar days after the due date, or (c) the indemnification and reimbursement obligations provided for in the Loan Documents after demand therefor.

         10.2 COVENANTS. The failure or refusal of Borrower (and, if applicable, any other Company) to punctually and properly perform, observe, and comply with:

         (a) any covenant, agreement, or condition contained in SECTION 8.3; or

         (b) any covenant, agreement, or condition contained in SECTION 8.12 or
SECTION 9, and such failure or refusal continues unremedied for ten (10) days after the earlier of (i) notice given by Administrative Agent to Borrower of such failure or refusal, or (ii) Borrower's actual knowledge of such failure or refusal; or

         (c) any other covenant, agreement, or condition contained in any Loan Document (other than the covenants to pay the Obligation and the covenants in CLAUSE (a) or (b) preceding) and such failure or refusal continues unremedied for thirty (30) days after the earlier of (i) notice given by Administrative Agent to Borrower of such failure or refusal, or (ii) Borrower's actual knowledge of such failure or refusal.

         10.3 DEBTOR RELIEF. Any Restricted Company (a) shall not be Solvent,
(b) fails to pay its Debts generally as they become due, (c) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Relief Law, other than as a creditor or claimant, or (d) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of any Credit Party granted in the Loan Documents (unless, in the event such proceeding is involuntary, the petition instituting same is dismissed within sixty (60) days after its filing).

         10.4 JUDGMENTS AND ATTACHMENTS. Any Restricted Company fails, within sixty (60) days after entry, to pay, bond, or otherwise discharge any judgment or order for the payment of money in excess of $10,000,000 (individually or collectively) or any warrant of attachment, sequestration, or similar proceeding against any Restricted Company's assets having a value (individually or collectively) of $10,000,000, in each case, which is not stayed on appeal.

         10.5 GOVERNMENT ACTION.

         (a) A final non-appealable order is issued by any Governmental Authority, including, but not limited to, the United States Justice Department, seeking to cause any Restricted Company to divest a significant portion of its assets pursuant to any antitrust, restraint of trade, unfair competition, industry regulation, or similar Legal Requirements; or

         (b) Any Governmental Authority shall condemn, seize, or otherwise appropriate, or take custody or control of all or any substantial portion of the assets of any Restricted Company.

         10.6 MISREPRESENTATION. Any representation or warranty made by Borrower contained in any Loan Document shall at any time prove to have been incorrect in any material respect when made.

         10.7 CHANGE OF CONTROL. A Change in Control shall occur.

         10.8 DEFAULT UNDER OTHER DEBT AND AGREEMENTS.

         (a) Any Restricted Company fails to pay when due (after lapse of any applicable grace periods) any Debt of such Restricted Company (other than the Obligation) in excess (individually or collectively) of $10,000,000; and

         (b) Any default exists under any agreement (other than the Loan Documents) to which any Restricted Company is a party, which has not been waived by the parties thereto, the effect of which has been to cause, or to permit any Person to cause, an amount of Debt of such Restricted Company in excess (individually or collectively) of $10,000,000 to become due and payable by such Restricted Company (whether by acceleration or by its terms).

         10.9 EMPLOYEE BENEFIT PLANS.

         (a) A "Reportable Event" or "Reportable Events," or a failure to make a required installment or other payment (within the meaning of Section 412(n)(1) of the Tax Code), shall have occurred with respect to any Employee Plan or Plans that is expected to result in liability of Borrower to the PBGC or to an Employee Plan in an aggregate amount exceeding $10,000,000; or

         (b) Borrower or any ERISA Affiliate has provided to any affected party a sixty (60) day notice of intent to terminate an Employee Plan pursuant to a distress termination in accordance with Section 4041(c) of ERISA if the liability expected to be incurred as a result of such termination will exceed $10,000,000; or

         (c) A trustee shall be appointed by a United States district court to administer any such Employee Plan; or

         (d) The PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any such Employee Plan; or

         (e) (i) Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability (within the meaning of Section 4201 of ERISA) to such Multiemployer Plan, (ii) Borrower or such ERISA Affiliate does not have reasonable grounds for contesting such withdrawal liability or is not contesting such withdrawal liability in a timely and appropriate manner and (iii) the amount of such withdrawal liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with withdrawal liabilities (determined as of the date or dates of such notification), exceeds $10,000,000; or

         (f) Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate annual contributions of Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding $10,000,000.

         10.10 VALIDITY AND ENFORCEABILITY OF LOAN DOCUMENTS. Any Loan Document shall, at any time after its execution and delivery and for any reason, cease to be in full force and effect in any material respect or be declared to be null and void (other than in accordance with the terms hereof or thereof) or the validity or enforceability thereof be contested by Borrower or Borrower shall deny in writing that it has any or any further liability or obligations under any Loan Document to which it is a party.

SECTION 11 RIGHTS AND REMEDIES.

         11.1 REMEDIES UPON DEFAULT.

         (a) If an Event of Default exists under SECTION 10.3(c) or 10.3(d), then the commitment to extend credit hereunder shall automatically terminate and the entire unpaid balance of the Obligation shall automatically become due and payable without any action or notice of any kind whatsoever.

         (b) If any Event of Default exists, then Administrative Agent may (and, subject to the terms of SECTION 12, shall upon the request of Required Lenders) or Required Lenders may, do any one or more of the following: (i) if the maturity of the Obligation has not already been accelerated under SECTION 11.1(a), then declare the entire unpaid balance of the Obligation, or any part thereof, immediately due and payable, whereupon it shall be due and payable;
(ii) terminate the commitments of Lenders to extend credit hereunder; (iii) reduce any claim to judgment; (iv) to the extent permitted by all Legal Requirements, exercise (or request each Lender to, and each Lender shall be entitled to, exercise) the Rights of offset or banker's Lien against the interest of any Company in and to every account and other property of any Company which are in the possession of any Credit Party to the extent of the full amount of the Obligation (to the extent permitted by all Legal Requirements, Borrower being deemed directly obligated to each Credit Party in the full amount of the Obligation for such purposes); and (v) exercise any and all other legal or equitable Rights afforded by the Loan Documents, the Legal Requirements of the State of Texas, or any other applicable jurisdiction as Administrative Agent shall deem appropriate, or otherwise, including, but not limited to, the Right to bring suit or other proceedings before any Governmental Authority either for specific performance of any covenant or condition contained in any of the Loan Documents or in aid of the exercise of any Right granted to any Credit Party in any of the Loan Documents.

         11.2 BORROWER WAIVERS. To the extent permitted by all Legal Requirements, Borrower hereby waives presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agrees that its liability with respect to the Obligation (or any part thereof) shall not be affected by any renewal or extension in the time of payment of the Obligation (or any part thereof), by any indulgence, or by any release or change in any security for the payment of the Obligation (or any part thereof).

         11.3 PERFORMANCE BY ADMINISTRATIVE AGENT. If any covenant, duty, or agreement of Borrower is not performed in accordance with the terms of the Loan Documents, while an Event of Default exists, then Administrative Agent may, at its option (but subject to the approval of Required Lenders), perform or attempt to perform such covenant, duty, or agreement on behalf of Borrower. In such event, any amount expended by Administrative Agent in such performance or attempted performance shall be payable by Borrower to Administrative Agent on demand, shall become part of the Obligation, and shall bear interest at the Default Rate from the date of such expenditure by Administrative Agent until paid. Notwithstanding the foregoing, it is expressly understood that Administrative Agent does not assume, and shall never have, except by its express written consent, any liability or responsibility for the performance of any covenant, duty, or agreement of Borrower.

         11.4 DELEGATION OF DUTIES AND RIGHTS. The Credit Parties may perform any of their duties or exercise any of their Rights under the Loan Documents by or through their respective Representatives.

         11.5 NOT IN CONTROL. Nothing in any Loan Document shall, or shall be deemed to (a) give any Credit Party the Right to exercise control over the assets (including real property), affairs, or management of any Company, (b) preclude or interfere with compliance by any Company with any Legal Requirement, or (c) require any act or omission by any Company that may be harmful to Persons or property. Any "Material Adverse Event" or other materiality qualifier in any representation, warranty, covenant, or other provision of any Loan Document is included for credit documentation purposes only and shall not, and shall not be deemed to, mean that any Credit Party acquiesces in any non-compliance by any Company with any Legal Requirement or document, or that any Credit Party does not expect any Company to promptly, diligently, and continuously carry out all appropriate removal, remediation, and termination activities required or appropriate in accordance with all Environmental Laws. The Credit Parties have no fiduciary relationship with or fiduciary duty to any Company arising out of or in connection with the Loan Documents, and the relationship between the Credit Parties, on the one hand, and the Companies, on the other hand, in connection with the Loan Documents is solely that of debtor and creditor. The power of the Credit Parties under the Loan Documents is limited to the Rights provided in the Loan Documents, which Rights exist solely to assure payment and performance of the Obligation and may be exercised in a manner calculated by the Credit Parties in their respective good faith business judgment.

         11.6 COURSE OF DEALING. The acceptance by any Credit Party at any time and from time to time of partial payment on the Obligation shall not be deemed to be a waiver of any Event of Default then existing. No waiver by any Credit Party of any Event of Default shall be deemed to be a waiver of any other then-existing or subsequent Event of Default. No delay or omission by any Credit Party in exercising any Right under the Loan Documents shall impair such Right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof, or the exercise of any other Right under the Loan Documents or otherwise.

         11.7 CUMULATIVE RIGHTS. All Rights available to the Credit Parties under the Loan Documents are cumulative of and in addition to all other Rights granted to the Credit Parties at law or in equity, whether or not the Obligation is due and payable and whether or not the Credit Parties have instituted any suit for collection, foreclosure, or other action in connection with the Loan Documents.

         11.8 APPLICATION OF PROCEEDS. Any and all proceeds ever received by any Credit Party from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation in the order and manner set forth in SECTION 3.11.

         11.9 CERTAIN PROCEEDINGS. Borrower will promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers any Credit Party may reasonably request in connection with the obtaining of any consent, approval, registration, qualification, permit, license, or Authorization of any Governmental Authority or other Person necessary or appropriate for the effective exercise of any Rights under the Loan Documents.

Because Borrower agrees that the Credit Parties' remedies at law for failure of Borrower to comply with the provisions of this SECTION 11.9 would be inadequate and that such failure would not be adequately compensable in damages, Borrower agrees that the covenants of this SECTION 11.9 may be specifically enforced.

         11.10 EXPENSES; INDEMNIFICATION.

         (a) Borrower agrees to pay on demand all out-of-pocket costs and expenses of Administrative Agent and Arranger in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Agreement, the other Loan Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for Administrative Agent (including the cost of internal counsel) with respect thereto and with respect to advising Administrative Agent as to its Rights and responsibilities under the Loan Documents. Borrower further agrees to pay on demand all costs and expenses of the Credit Parties and Arranger, if any (including, without limitation, reasonable attorneys' fees and expenses and the cost of internal counsel), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) by the Credit Parties of the Loan Documents.

         (b) Borrower agrees to indemnify and hold harmless the Credit Parties and Arranger and each of their respective Affiliates and their respective officers, directors, employees, agents, and advisors (each, an "INDEMNIFIED PARTY") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Borrowings (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF THE INDEMNIFIED PARTY), except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence, bad faith, or willful misconduct. In the case of an investigation, litigation, or other proceeding to which the indemnity in this SECTION 11.10 applies, such indemnity shall be effective whether or not such investigation, litigation, or proceeding is brought by any Company, its directors, shareholders, or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Borrower agrees not to assert any claim against the Indemnified Parties, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of any Credit Extension.

         (c) No Indemnified Party shall be liable for any error of judgment or act done in good faith, or be otherwise liable or responsible under any circumstances whatsoever (INCLUDING SUCH INDEMNIFIED PARTY'S NEGLIGENCE), except to the extent found in a final, non-appealable judgment in a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence, bad faith, or willful misconduct or resulting from such Person's breach of this Agreement. No Indemnified Party shall have any liability with respect to, and Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, or consequential damage suffered or incurred by Borrower or any of its Affiliates in connection with, arising out of, or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

Borrower hereby waives, releases, and agrees not to sue any Indemnified Party for exemplary or punitive damages in respect of any claim in connection with, arising out of, or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

         (d) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this
SECTION 11.10 shall survive the payment in full of the Obligation and all other amounts payable under this Agreement.

SECTION 12 AGENTS.

         12.1 APPOINTMENT, POWERS, AND IMMUNITIES. Each Lender hereby irrevocably appoints and authorizes Administrative Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Administrative Agent (which term as used in this sentence and in SECTION 12.5 and the first sentence of SECTION 12.6 shall include its Affiliates and its own and its Affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Company or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Company or the satisfaction of any condition or to inspect the property (including the books and records) of any Company or any of its Affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct. Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

         12.2 RELIANCE BY ADMINISTRATIVE AGENT. Administrative Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Company), independent accountants, and other experts selected by Administrative Agent. Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until Administrative Agent receives and accepts an Assignment and Acceptance Agreement executed in accordance with SECTION 13.13(b). As to any matters not expressly provided for by this Agreement, Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Required Lenders, and such instructions shall be binding on all Lenders; provided, however, that Administrative Agent shall not be required to take any action that exposes Administrative Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

         12.3 DEFAULTS. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Potential Default or Event of Default unless Administrative Agent has received written notice from a Credit Party or Borrower specifying such Potential Default or Event of Default and stating that such notice is a "NOTICE OF DEFAULT". In the event that Administrative Agent receives such a notice of the occurrence of a Potential Default or Event of Default, Administrative Agent shall give prompt notice thereof to Lenders. Administrative Agent shall (subject to SECTION 12.2) take such action with respect to such Potential Default or Event of Default as shall reasonably be directed by Required Lenders, provided that, unless and until Administrative Agent shall have received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Potential Default or Event of Default as it shall deem advisable in the best interest of Lenders.

         12.4 RIGHTS AS LENDER. With respect to its Commitment and the Credit Extensions made by it, Administrative Agent (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same Rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Administrative Agent, and the term "LENDER" or "LENDERS" shall, unless the context otherwise indicates, include Administrative Agent in its individual capacity. Administrative Agent (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Credit Party) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Company or any of its Affiliates as if it were not acting as Administrative Agent, and Administrative Agent (and any successor acting as Administrative Agent) and its Affiliates may accept fees and other consideration from any Company or any of its Affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Credit Parties.

         12.5 INDEMNIFICATION. Lenders agree to indemnify Administrative Agent (to the extent not reimbursed under SECTION 11.10, but without limiting the obligations of Borrower under such SECTION) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against Administrative Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by Administrative Agent under any Loan Document (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF ADMINISTRATIVE AGENT); provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse Administrative Agent promptly upon demand for its ratable share of any costs or expenses payable by Borrower under SECTION 11.10, to the extent that Administrative Agent is not promptly reimbursed for such costs and expenses by Borrower. The agreements contained in this SECTION 12.5 shall survive payment in full of the Obligation.

         12.6 NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender agrees that it has, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Companies and decision to enter into this Agreement and that it will, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by Administrative Agent hereunder, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Company or any of its Affiliates that may come into the possession of Administrative Agent or any of its Affiliates.

         12.7 RESIGNATION OF ADMINISTRATIVE AGENT. Administrative Agent may resign at any time by giving notice thereof to Lenders and Borrower. Upon any such resignation, Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $100,000,000. If no successor Administrative Agent has been appointed by Required Lenders or Administrative Agent, as provided above, then the retiring Administrative Agent's resignation shall nevertheless become effective forty-five (45) days after the retiring Administrative Agent's notice of resignation and Required Lenders shall thereafter perform all of the duties of Administrative Agent hereunder and/or under any other Loan Document until such time, if any, as Required Lenders appoint a successor Administrative Agent, as provided in this SECTION 12.7. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the Rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this SECTION 12 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         12.8 AGENTS. No Lender identified in this Agreement as "Syndication Agent," "Documentation Agent," or "Managing Agent" shall have any rights, powers, obligations, liabilities, responsibilities, or duties under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, no Lender so identified as a "Syndication Agent," "Documentation Agent," or "Managing Agent" shall have or be deemed to have any fiduciary relationship with any other Credit Party.

SECTION 13 MISCELLANEOUS.

         13.1 HEADINGS. The headings, captions, and arrangements used in any of the Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Documents, nor affect the meaning thereof.

         13.2 NONBUSINESS DAYS. In any case where any payment or action is due under any Loan Document on a day which is not a Business Day, such payment or action may be delayed until the next- succeeding Business Day, but interest and fees shall continue to accrue in respect of any payment to which it is applicable until such payment is in fact made; provided that if, in the case of any such payment in respect of a Eurodollar Borrowing, the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

         13.3 COMMUNICATIONS. Unless specifically otherwise provided, whenever any Loan Document requires or permits any consent, approval, notice, request, or demand from one party to another, such communication must be in writing (which may be by telex or telecopy) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the telex number, if any, for such party, and the appropriate answer back is received, (b) if by telecopy, when transmitted to the telecopy number for such party (and all such communications sent by telecopy shall be confirmed promptly thereafter by personal delivery or mailing in accordance with the provisions of this SECTION 13.3; provided that any requirement in this parenthetical shall not affect the date on which such telecopy shall be deemed to have been delivered), (c) if by mail, on the third
(3rd) Business Day after it is enclosed in an envelope, properly addressed to such party, properly stamped, sealed, and deposited in the appropriate official postal service, or (d) if by any other means, when actually delivered to such party. Until changed by notice pursuant hereto, the address (and telex and telecopy numbers, if any) for Borrower and each Credit Party is set forth on
SCHEDULE 2.1.

         13.4 FORM AND NUMBER OF DOCUMENTS. Each agreement, document, instrument, or other writing to be furnished under any provision of this Agreement must be in form and substance and in such number of counterparts as may be reasonably satisfactory to Administrative Agent and its counsel.

         13.5 EXCEPTIONS TO COVENANTS. Borrower shall not, and shall not permit any other Company to, take any action or fail to take any action which is permitted as an exception to any of the covenants contained in any Loan Document if such action or omission would result in the breach of any other covenant contained in any of the Loan Documents.

         13.6 SURVIVAL. All covenants, agreements, undertakings, representations, and warranties made in any of the Loan Documents shall survive all closings under the Loan Documents and, except as otherwise indicated, shall not be affected by any investigation made by any party. All rights of, and provisions relating to, reimbursement and indemnification of any Credit Party shall survive termination of this Agreement and payment in full of the Obligation.

         13.7 GOVERNING LAW. THE LEGAL REQUIREMENTS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES TO THE LOAN DOCUMENTS AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THE LOAN DOCUMENTS.

         13.8 INVALID PROVISIONS. If any provision in any Loan Document is held to be illegal, invalid, or unenforceable, then such provision shall be fully severable; the appropriate Loan Document shall be construed and enforced as if such provision had never comprised a part thereof; and the remaining provisions thereof shall remain in full force and effect and shall not be affected by such provision or by its severance therefrom. Each Credit Party and each Company party to such Loan Document agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid, and enforceable.

         13.9 ENTIRETY. THE RIGHTS AND OBLIGATIONS OF BORROWER AND THE CREDIT PARTIES SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AGREEMENT (AS AMENDED IN WRITING FROM TIME TO TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY BORROWER AND/OR ANY CREDIT PARTY (TOGETHER WITH ALL

COMMITMENT LETTERS AND FEE LETTERS AS THEY RELATED TO THE PAYMENT OF FEES AFTER THE CLOSING DATE)REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         13.10 JURISDICTION; VENUE; SERVICE OF PROCESS; JURY TRIAL. EACH PARTY HERETO, IN EACH CASE FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, HEREBY (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN TEXAS, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BY SERVICE OF PROCESS AS PROVIDED BY TEXAS LEGAL REQUIREMENTS, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY ALL LEGAL REQUIREMENTS, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BROUGHT IN ANY SUCH COURT, (C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) AGREES TO DESIGNATE AND MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN TEXAS IN CONNECTION WITH ANY SUCH LITIGATION AND TO DELIVER TO ADMINISTRATIVE AGENT EVIDENCE THEREOF, IF REQUESTED, (E) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, AT ITS ADDRESS SET FORTH HEREIN, (F) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY HERETO ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATION SHALL BE BROUGHT IN ONE OF THE AFOREMENTIONED COURTS, AND (G) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY ALL LEGAL REQUIREMENTS, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY. The scope of each of the foregoing waivers is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower and each other party to this Agreement acknowledge that this waiver is a material inducement to the agreement of each party hereto to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and each will continue to rely on each of such waivers in related future dealings. Borrower and each other party to this Agreement warrant and represent that they have reviewed these waivers with their legal counsel, and that they knowingly and voluntarily agree to each such waiver following consultation with legal counsel. THE WAIVERS IN THIS SECTION 13.10 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THESE WAIVERS SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS, AND REPLACEMENTS TO OR OF THIS OR ANY OTHER Loan Document. In the event of Litigation, this Agreement may be filed as a written consent to a trial by the court.

         13.11 AMENDMENTS, CONSENTS, CONFLICTS, AND WAIVERS.

         (a) Except as otherwise specifically provided, (i) this Agreement may only be amended, modified or waived by an instrument in writing executed jointly by Borrower and Required Lenders, and, in the case of any matter affecting Administrative Agent (except removal of Administrative Agent as provided in SECTION 12) by Administrative Agent, and may only be supplemented by documents delivered or to be delivered in accordance with the express terms hereof, and
(ii) the other Loan Documents may only
be the subject of an amendment, modification, or waiver if Borrower and Required Lenders, and, in the case of any matter affecting Administrative Agent (except as set forth above), Administrative Agent, have approved same; provided that no such amendment or waiver shall, unless signed by each Lender directly affected thereby, (i) increase the Commitment of such Lender, (ii) reduce the principal of or rate of interest on any Borrowing or any fees or other amounts payable hereunder, (iii) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Borrowing or any fees or other amounts payable hereunder or for termination of any of the Total Commitment, or
(iv) change the percentage of the Total Commitment or of the unpaid principal amount of the Notes, or the number of Lenders, which shall be required for Lenders or any of them to take any action under this SECTION 13.11(a) or any other provision of this Agreement.

         (b) Any conflict or ambiguity between the terms and provisions herein and terms and provisions in any other Loan Document shall be controlled by the terms and provisions herein.

         (c) No course of dealing nor any failure or delay by any Credit Party or any of its Representatives with respect to exercising any Right of any Credit Party hereunder shall operate as a waiver thereof. A waiver must be in writing and signed by Administrative Agent and Required Lenders (or by all Lenders, if required hereunder) to be effective, and such waiver will be effective only in the specific instance and for the specific purpose for which it is given.

         13.12 MULTIPLE COUNTERPARTS. This Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that each Lender execute the same counterpart so long as identical counterparts are executed by Borrower, each Lender, and Administrative Agent. This Agreement shall become effective when counterparts hereof shall have been executed and delivered to Administrative Agent by each Lender, Administrative Agent, and Borrower, or, when Administrative Agent shall have received telecopied, telexed, or other evidence satisfactory to it that such party has executed and is delivering to Administrative Agent a counterpart hereof.

         13.13 SUCCESSORS AND ASSIGNS; ASSIGNMENTS AND PARTICIPATIONS.

         (a) This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns, except that (i) Borrower may not, directly or indirectly, assign or transfer, or attempt to assign or transfer, any of its Rights, duties or obligations under any Loan Documents without the express written consent of all Lenders, and (ii) except as permitted under this SECTION 13.13, no Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligation.

         (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its Rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment, Borrowings, and its Notes); provided, however, that:

                  (i) each such assignment shall be to an Eligible Assignee;

                  (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's Rights and obligations under this Agreement and the other Loan Documents, any such partial assignment shall be in an amount at least equal to $10,000,000 or an integral multiple of $5,000,000 in excess thereof;

                  (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its Rights and obligations under this Agreement and the Notes; and

                  (iv) the parties to such assignment shall execute and deliver to Administrative Agent for its acceptance an Assignment and Acceptance Agreement in the form of EXHIBIT E, together with any Notes subject to such assignment and a processing fee of $3,500.

Upon execution, delivery, and acceptance of such Assignment and Acceptance Agreement, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, Rights, and benefits of a Lender under the Loan Documents and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under the Loan Documents. Upon the consummation of any assignment pursuant to this SECTION 13.13(b), the assignor, Administrative Agent, and Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the Legal Requirements of the United States of America or a state thereof, then it shall deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with SECTION 4.6.

         (c) Administrative Agent shall maintain at its address referred to in
SECTION 13.3 a copy of each Assignment and Acceptance Agreement delivered to and accepted by it (and deliver a copy of each to Borrower) and a register for the recordation of the names and addresses of Lenders and the Commitment, and principal amount of the Borrowings owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Administrative Agent, and Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (d) Upon its receipt of an Assignment and Acceptance Agreement executed by the parties thereto, together with any Notes subject to such assignment and payment of the processing fee, Administrative Agent shall, if such Assignment and Acceptance Agreement has been completed and is in substantially the form of EXHIBIT E, (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the parties thereto.

         (e) Each Lender may sell participations to one (1) or more Persons in all or a portion of its Rights and obligations under this Agreement including all or a portion of its Commitment, Borrowings, and Notes; provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged,
(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions in SECTION 4 and the right of setoff in SECTION 3.12, and (iv) Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's Rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of Borrower relating to its Borrowings and its Notes and to approve the amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of, or the rate at which interest is payable on, such Borrowings or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Borrowings or Notes, or extending or increasing its Commitment).

         (f) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Borrowings and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

         (g) Any Lender may furnish any information concerning the Companies in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) to the extent such proposed assignee or participant has executed a customary confidentiality agreement.

         13.14 DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN CERTAIN CIRCUMSTANCES. The obligations of Borrower under the Loan Documents shall remain in full force and effect until termination of the Total Commitment and payment in full of the Principal Debt and of all interest, fees, and other amounts of the Obligation then due and owing, except that SECTIONS 4, 11, and 13, and any other provisions under the Loan Documents expressly intended to survive by the terms hereof or by the terms of the applicable Loan Documents, shall survive such termination. If at any time any payment of the principal of or interest on any Note or any other amount payable by Borrower under any Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of any Company or otherwise, then the obligations of Borrower under the Loan Documents with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK;
                            SIGNATURE PAGES FOLLOW.]

         Signature Page to that certain Credit Agreement dated as of August 9, 2000, among Centex Corporation, as Borrower, each Lender, and Bank of America, N.A., as Administrative Agent and as a Lender, with Banc of America Securities, LLC, as Sole Lead Arranger and Sole Book Manager.


                                       CENTEX CORPORATION,
                                       as Borrower


                                       By: /s/ Vicki A. Roberts
                                           -------------------------------------
                                           Vicki A. Roberts, Vice President

         Signature Page to that certain Credit Agreement dated as of August 9, 2000, among Centex Corporation, as Borrower, each Lender, and Bank of America, N.A., as Administrative Agent and as a Lender, with Banc of America Securities, LLC, as Sole Lead Arranger and Sole Book Manager.


                                  BANK OF AMERICA, N.A., as Administrative Agent and as a Lender


                                  By: /s/ Kelly M. Allred
                                      ------------------------------------------
                                      Kelly M. Allred, Principal

         Signature Page to that certain Credit Agreement dated as of August 9, 2000, among Centex Corporation, as Borrower, each Lender, and Bank of America, N.A., as Administrative Agent and as a Lender, with Banc of America Securities, LLC, as Sole Lead Arranger and Sole Book Manager.


                                        BANC OF AMERICA SECURITIES, LLC, as Sole
                                        Lead Arranger and Sole Book Manager


                                        By: /s/ Stacy G. Gee
                                            ------------------------------------
                                            Stacy G. Gee, Vice President

         Signature Page to that certain Credit Agreement dated as of August 9, 2000, among Centex Corporation, as Borrower, each Lender, and Bank of America, N.A., as Administrative Agent and as a Lender, with Banc of America Securities, LLC, as Sole Lead Arranger and Sole Book Manager.


                                       NAME OF LENDER:

                                       THE BANK OF TOKYO-MITSUBISHI, LTD.


                                            By: /s/ John M. Mearns
                                                --------------------------------
                                                John M. Mearns, Vice President &
                                                Manager

         Signature Page to that certain Credit Agreement dated as of August 9, 2000, among Centex Corporation, as Borrower, each Lender, and Bank of America, N.A., as Administrative Agent and as a Lender, with Banc of America Securities, LLC, as Sole Lead Arranger and Sole Book Manager.


                                    NAME OF LENDER:

                                    BANK ONE, NA


                                    By: /s/ Kenneth S. Nelson
                                        ----------------------------------------
                                        Kenneth S. Nelson, Senior Vice President

         Signature Page to that certain Credit Agreement dated as of August 9, 2000, among Centex Corporation, as Borrower, each Lender, and Bank of America, N.A., as Administrative Agent and as a Lender, with Banc of America Securities, LLC, as Sole Lead Arranger and Sole Book Manager.


                                       NAME OF LENDER:

                                       THE CHASE MANHATTAN BANK


                                       By: /s/ Allen K. King
                                           -------------------------------------
                                           Allen K. King, Vice President

         Signature Page to that certain Credit Agreement dated as of August 9, 2000, among Centex Corporation, as Borrower, each Lender, and Bank of America, N.A., as Administrative Agent and as a Lender, with Banc of America Securities, LLC, as Sole Lead Arranger and Sole Book Manager.


                                       NAME OF LENDER:

                                       CITIBANK, N.A.


                                       By: /s/ Carolyn A. Kee
                                           -------------------------------------
                                           Carolyn A. Kee, Vice President

         Signature Page to that certain Credit Agreement dated as of August 9, 2000, among Centex Corporation, as Borrower, each Lender, and Bank of America, N.A., as Administrative Agent and as a Lender, with Banc of America Securities, LLC, as Sole Lead Arranger and Sole Book Manager.


                                       NAME OF LENDER:

                                       COMERICA BANK


                                       By: /s/ Casey L. Ostrander
                                           -------------------------------------
                                           Casey L. Ostrander, Account Officer

         Signature Page to that certain Credit Agreement dated as of August 9, 2000, among Centex Corporation, as Borrower, each Lender, and Bank of America, N.A., as Administrative Agent and as a Lender, with Banc of America Securities, LLC, as Sole Lead Arranger and Sole Book Manager.


                                     NAME OF LENDER:

                                     CREDIT LYONNAIS NEW YORK BRANCH


                                     By: /s/ Robert Ivosevich
                                         ---------------------------------------
                                         Robert Ivosevich, Senior Vice President

         Signature Page to that certain Credit Agreement dated as of August 9, 2000, among Centex Corporation, as Borrower, each Lender, and Bank of America, N.A., as Administrative Agent and as a Lender, with Banc of America Securities, LLC, as Sole Lead Arranger and Sole Book Manager.


                                 NAME OF LENDER:

                                 THE FROST NATIONAL BANK


                                 By: /s/ Stephen S. Martin
                                     -------------------------------------------
                                     Stephen S. Martin, Assistant Vice President

         Signature Page to that certain Credit Agreement dated as of August 9, 2000, among Centex Corporation, as Borrower, each Lender, and Bank of America, N.A., as Administrative Agent and as a Lender, with Banc of America Securities, LLC, as Sole Lead Arranger and Sole Book Manager.


                                       NAME OF LENDER:

                                       NATIONAL WESTMINSTER BANK PLC,
                                       NEW YORK BRANCH


                                       By: /s/ Maria Amaral-LeBlanc
                                           -------------------------------------
                                           Maria Amaral-LeBlanc, Vice President

                                       NATIONAL WESTMINSTER BANK PLC,
                                       NASSAU BRANCH


                                       By: /s/ Maria Amaral-LeBlanc
                                           -------------------------------------
                                           Maria Amaral-LeBlanc, Vice President

         Signature Page to that certain Credit Agreement dated as of August 9, 2000, among Centex Corporation, as Borrower, each Lender, and Bank of America, N.A., as Administrative Agent and as a Lender, with Banc of America Securities, LLC, as Sole Lead Arranger and Sole Book Manager.


                                      NAME OF LENDER:

                                      PNC BANK, NATIONAL ASSOCIATION


                                      By: /s/ Douglas G. Paul
                                          --------------------------------------
                                          Douglas G. Paul, Senior Vice President

         Signature Page to that certain Credit Agreement dated as of August 9, 2000, among Centex Corporation, as Borrower, each Lender, and Bank of America, N.A., as Administrative Agent and as a Lender, with Banc of America Securities, LLC, as Sole Lead Arranger and Sole Book Manager.


                                       NAME OF LENDER:

                                       SUNTRUST BANK


                                       By: /s/ Donald L. Gaudette, Jr.
                                           -------------------------------------
                                           Donald L. Gaudette, Jr., Director

         Signature Page to that certain Credit Agreement dated as of August 9, 2000, among Centex Corporation, as Borrower, each Lender, and Bank of America, N.A., as Administrative Agent and as a Lender, with Banc of America Securities, LLC, as Sole Lead Arranger and Sole Book Manager.


                              NAME OF LENDER:

                              UBS AG, STAMFORD BRANCH


                              By: /s/ Gregory Raue
                                  -------------------------------------
                                  Gregory Raue, Director

                              By: /s/ Dorothy L. McKinley
                                  -------------------------------------
                                  Dorothy L. McKinley, Director Banking Products Services, US

                              AMENDED SCHEDULE 2.1

                  LENDERS AND COMMITMENTS; ADDRESSES FOR NOTICE


=========================================================================================================================
                                                                    5-YEAR
                                              5-YEAR               REVOLVING
                                             REVOLVING              CREDIT
                                              CREDIT               FACILITY
                                             FACILITY             COMMITTED             COMMITMENT           COMMITMENT
                                             COMMITTED           SUMS ON AND            PERCENTAGE           PERCENTAGE
                                           SUMS PRIOR TO            AFTER                PRIOR TO           ON AND AFTER
                                             TRANCHE B            TRANCHE B             TRANCHE B             TRANCHE B
NAME AND ADDRESS OF                         TERMINATION          TERMINATION           TERMINATION           TERMINATION
     LENDERS                                   DATE                 DATE                  DATE                  DATE
=========================================================================================================================
BANK OF AMERICA, N.A.                     $115,000,000.00       $115,000,000.00         19.16667%             19.16667%
Attn: Kelly Allred, Principal
CA6-503-05-03
5 Park Plaza, Suite 500
Irvine, CA 92614-8525
(949) 260-5654
--------------------------------------------------------------------------------------------------------------------------

THE BANK OF TOKYO - MITSUBISHI,            $20,000,000.00        $20,000,000.00          3.33333%              3.33333%
LTD. HOUSTON AGENCY
Attn: John M. Mearns,
Vice President & Manager
2001 Ross Avenue
Suite 3150, LB 118
Dallas, TX 75201
(214) 954-1200 x.104
--------------------------------------------------------------------------------------------------------------------------

BANK ONE, N.A.                             $50,000,000.00        $50,000,000.00          8.33333%              8.33333%
Attn: Mark Kramer, Managing
Director
One Bank One Plaza
Suite 0315
Chicago, IL 60670
(312) 336-2212
--------------------------------------------------------------------------------------------------------------------------

THE CHASE MANHATTAN BANK                   $92,500,000.00        $75,000,000.00         15.41667%             12.50000%
Attn: Allen King, Vice President
2200 Ross Avenue, 3rd Floor
Dallas, TX 75201
(214) 965-2705
--------------------------------------------------------------------------------------------------------------------------

CITIBANK N.A.                              $92,500,000.00        $75,000,000.00         15.41667%             12.50000%
Attn: Suzanne Crymes
Salomon Smith Barney
390 Greenwich Street, 1st Floor
New York, NY 10013
(212) 723-6532
--------------------------------------------------------------------------------------------------------------------------

=========================================================================================================================
                                                                    5-YEAR
                                              5-YEAR               REVOLVING
                                             REVOLVING              CREDIT
                                              CREDIT               FACILITY
                                             FACILITY             COMMITTED             COMMITMENT           COMMITMENT
                                             COMMITTED           SUMS ON AND            PERCENTAGE           PERCENTAGE
                                           SUMS PRIOR TO            AFTER                PRIOR TO           ON AND AFTER
                                             TRANCHE B            TRANCHE B             TRANCHE B             TRANCHE B
NAME AND ADDRESS OF                         TERMINATION          TERMINATION           TERMINATION           TERMINATION
     LENDERS                                   DATE                 DATE                  DATE                  DATE
=========================================================================================================================

COMERICA BANK                             $35,000,000.00         $35,000,000.00          5.83333%              5.83333%
Attn: Casey L. Ostrander,
Account Representative
500 Woodward Ave.
MC 3256
Detroit, MI 48226
(313) 222-5286
--------------------------------------------------------------------------------------------------------------------------

CREDIT LYONNAIS NEW YORK BRANCH           $50,000,000.00         $50,000,000.00          8.33333%              8.33333%
Attn: Robert Smith
2200 Ross Avenue
Suite 4400 West
Dallas, TX 75201
(214) 220-2311
--------------------------------------------------------------------------------------------------------------------------

CS FIRST BOSTON                           $         0.00         $35,000,000.00          0.00000%              5.83333%
Attn: James Moran
11 Madison Avenue
New York, NY 10010
(212) 325-9176
--------------------------------------------------------------------------------------------------------------------------

THE FROST NATIONAL BANK                   $10,000,000.00         $10,000,000.00          1.66667%              1.66667%
Attn: Stephen S. Martin,
Assistant Vice President
2727 N. Harwood, 10th Floor
Dallas, TX 75201
(214) 515-4915
--------------------------------------------------------------------------------------------------------------------------

NATIONAL WESTMINSTER BANK PLC             $50,000,000.00         $50,000,000.00          8.33333%              8.33333%
Attn: Maria Amaral-LeBlanc,
Vice President
65 East 55th St.
New York, NY 10022
(212) 401-1326
--------------------------------------------------------------------------------------------------------------------------

PNC BANK, NATIONAL ASSOCIATION            $35,000,000.00         $35,000,000.00          5.83333%              5.83333%
Attn: Shawn Culmer,
Loan Administrator
Real Estate Division
1600 Market Street, 30th Floor
Philadelphia, PA 19103
(215) 585-5641
--------------------------------------------------------------------------------------------------------------------------

=========================================================================================================================
                                                                    5-YEAR
                                              5-YEAR               REVOLVING
                                             REVOLVING              CREDIT
                                              CREDIT               FACILITY
                                             FACILITY             COMMITTED             COMMITMENT           COMMITMENT
                                             COMMITTED           SUMS ON AND            PERCENTAGE           PERCENTAGE
                                           SUMS PRIOR TO            AFTER                PRIOR TO           ON AND AFTER
                                             TRANCHE B            TRANCHE B             TRANCHE B             TRANCHE B
NAME AND ADDRESS OF                         TERMINATION          TERMINATION           TERMINATION           TERMINATION
     LENDERS                                   DATE                 DATE                  DATE                  DATE
=========================================================================================================================
SUNTRUST BANK                             $35,000,000.00         $35,000,000.00           5.83333%              5.83333%
Attn: Don Gaudette, Director
MC 1931
303 Peachtree Street, NE
Atlanta, GA 30308
(404) 658-4925
--------------------------------------------------------------------------------------------------------------------------

UBS AG, STAMFORD BRANCH                   $15,000,000.00         $15,000,000.00           2.50000%              2.50000%
Attn: Paula Mueller, Director
677 Washington Blvd.
Stamford, CT 06901
(203) 719-3628
--------------------------------------------------------------------------------------------------------------------------
                Totals                   $600,000,000.00        $600,000,000.00         100.00000%            100.00000%
==========================================================================================================================

                            AMENDED SCHEDULE 2.1(b)

            TRANCHE B LENDERS AND COMMITMENTS: ADDRESSES FOR NOTICE

                             INTENTIONALLY DELETED

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            RESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION

             CONSTRUCTION AND GENERAL CONTRACTING
             ------------------------------------

CENTEX CONSTRUCTION GROUP, INC.                            100%
(NEVADA)

CENTECH SOLUTIONS, INC.                                    100%
(NEVADA)

CENTEX CONSTRUCTION COMPANY, INC.                          100%
(NEVADA)

BATESON DAILEY, A JOINT VENTURE                             65%

CENTEX-3D/I, A JOINT VENTURE                                90%
(TEXAS)

CENTEX-GILFORD, A JOINT VENTURE                          79.58%

CENTEX/F&S, L.L.C.                                         100%
(DELAWARE)

CENTEX/FPC, L.L.C.                                         100%
(DELAWARE)

CENTEX/HKS II, L.L.C.                                      100%
(DELAWARE)

CENTEX/HKS, CANYON, L.L.C.                                 100%
(DELAWARE)

CENTEX/HKS, L.L.C.                                         100%
(DELAWARE)

CENTEX/MORRIS II, L.L.C.                                   100%
(DELAWARE)

CENTEX/MORRIS, L.L.C.                                      100%
(DELAWARE)

CENTEX/OMNIPLAN, L.L.C.                                    100%
(DELAWARE)

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            RESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION


CENTEX/SHG, L.L.C.                                         100%
(DELAWARE)

GHQ COMPANY, INC.                                          100%
(NEVADA)

CENTEX FORCUM LANNOM, INC.                                 100%
(NEVADA)

CENTEX GOLDEN CONSTRUCTION COMPANY                         100%
(NEVADA)

GOLDEN-C A B, JOINT VENTURE                                 75%
(CALIFORNIA)

CENTEX RODGERS, INC.                                       100%
(NEVADA)

CENTEX CONCORD                                              50%
(TENNESSEE)

CENTEX CONCORD PROPERTY MANAGEMENT, L.L.C.                  50%
(TENNESSEE)

CENTEX RODGERS NO. 1, LLC                                   99%
(TENNESSEE)

CENTEX RODGERS NO. 2, LLC                                  100%
(DELAWARE)

CENTEX RODGERS/MORLEY, A JOINT VENTURE                      75%
(CALIFORNIA)

CENTEX RODGERS/SYLLA                                        75%
(FLORIDA)

CENTEX SEISMIC SERVICES, INC.                               95%
(NEVADA)

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            RESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION

CENTEX URBAN, LLC                                             95%
(TENNESSEE)

CENTEX-AIM CONSTRUCTION, L.L.C.                               80%
(MICHIGAN)

CENTEX-RODGERS CONSTRUCTION CO.-                              65%
CONSTRUCTION CONTROL SERVICES CORP., A
JOINT VENTURE (NORTH CAROLINA)

CENTEX-RODGERS/SORENSEN GROSS, A JOINT                        80%
VENTURE (MICHIGAN)

CENTEX-ROONEY CONSTRUCTION CO., INC.                         100%
(FLORIDA)

CENTEX AUCHTER, A JOINT VENTURE                               65%
(FLORIDA)

CENTEX CONSTRUCTION GROUP SERVICES, LLC                      100%
(DELAWARE)

CENTEX DEVELOPMENT 1, LLC                                     98%
(FLORIDA)

CENTEX LANDIS CONSTRUCTION CO., INC.                         100%
(LOUISIANA)

CENTEX LANDIS LIMITED LIABILITY COMPANY NO.1                 100%
 (LOUISIANA)

CENTEX ROONEY CONSTRUCTION CO.,                               70%
INC./LANDIS COMPANY, INC. A JOINT VENTURE
(LOUISIANA)

CENTEX ROONEY CONSTRUCTION COMPANY/ACI,                       50%
A JOINT VENTURE (FLORIDA)

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            RESTRICTED SUBSIDIARIES

SUBSIDIARY                                          OWNED DIRECTLY OR INDIRECTLY
                                                        BY CENTEX CORPORATION

CENTEX ROONEY JONES, A JOINT VENTURE                              55%
(FLORIDA)



CENTEX ROONEY MARINE, INC.                                       100%
(FLORIDA)


CENTEX-GREAT SOUTHWEST CORPORATION                                55%
POLOTE, A JOINT VENTURE (CALIFORNIA)


CENTEX-GREAT SOUTHWEST CORPORATION/CONSTRUCT TWO, A               80%
JOINT VENTURE (FLORIDA)



CENTEX ROONEY/GRAY CONSTRUCTION, A JOINT VENTURE                  85%
(FLORIDA)



CENTEX ROONEY/HLM CORRECTIONAL DESIGN BUILDERS, LC                70%
(FLORIDA)


CENTEX ROONEY/PGAL DESIGN BUILDERS, L.C.                          90%
(FLORIDA)



CENTEX ROONEY/ROYAL AMERICAN, A JOINT VENTURE                     70%
(FLORIDA)



CENTEX ROONEY/RS&H DESIGN BUILDERS, L.C.                          90%
(FLORIDA)


CENTEX ROONEY/RUSSELL, A JOINT VENTURE                            50%


CENTEX ROONEY/SCHENKEL SHULTZ                                     50%
DESIGN/BUILDERS, L.C.
(FLORIDA)



CENTEX-ROONEY CONSTRUCTION CO.,                                   90%
INC./CONSTRUCT TWO CONSTRUCTION
MANAGERS, INC., A JOINT VENTURE (FLORIDA)



CENTEX-ROONEY CONSTRUCTION CO., INC./HUBER,                       65%
HUNT & NICHOLS, INC., A JOINT VENTURE (FLORIDA)

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            RESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION

CENTEX-ROONEY NATIONAL DEVELOPMENT, J.V.                       75%
(FLORIDA)

CENTEX-ROONEY/SIERRA, A JOINT VENTURE                          75%
(FLORIDA)

CENTEX/GOINS RASH CAIN, A JOINT VENTURE                        85%
(TENNESSEE)

CKC FACILITIES GROUP, L.C.                                     60%
(FLORIDA)

THE STUDENT COMMUNITIES GROUP, L.C.                            50%
(FLORIDA)

INDEPENDENT GENERAL AGENCY, INC.                              100%
(TEXAS)

INTEGRATED PROJECT SOLUTIONS, INC.                            100%
(NEVADA)

IPS GROUP NO. 1, LLC                                          100%
(TEXAS)

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            RESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION
                            HOME SERVICES
                            -------------

CENTEX HOME SERVICES COMPANY                                100%
(NEVADA)

ADVANCED PROTECTION SYSTEMS, INC.                           100%
(NEVADA)

CENTEX HOMETEAM LAWN CARE, LLC                              100%
(DELAWARE)

ENHANCED SAFETYSYSTEMS, INC.                                100%
(NEVADA)

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            RESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION

               HOMEBUILDING AND MANUFACTURED HOUSING
               -------------------------------------

21 HOUSING CORPORATION                                        100%
(NEVADA)

MEADOW VISTA COMPANY, LLC                                     100%
(DELAWARE)

CENTEX INTERNATIONAL, INC.                                    100%
(NEVADA)

CENTEX HOMES INTERNATIONAL B.V.                              93.5%
(NETHERLANDS)

CENTEX HOMES INTERNATIONAL FUNDING COMPANY                    100%
(NEVADA)

CENTEX LATIN AMERICA, INC.                                     95%
(NEVADA)

900 DEVELOPMENT CORPORATION                                    95%
(CAYMAN ISLANDS)

CENTEX REAL ESTATE CORPORATION                                100%
(NEVADA)

AAA HOLDINGS, INC.                                            100%
(DELAWARE)

CAVCO INDUSTRIES, LLC                                         100%
(DELAWARE)

CRG HOLDINGS, LLC                                             100%
(DELAWARE)

BONAIR HILLS, LLC                                             100%
(VIRGINIA)

CENTEX ENGLE JOINT VENTURE, A FLORIDA GENERAL PARTNERSHIP      50%

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            RESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION

CENTEX LENNAR JOINT VENTURE                                    50%
(FLORIDA)

CENTEX LOST CREEK RANCH, LLC                                  100%
(DELAWARE)

CENTEX MULTI-FAMILY ST. PETE                                   50%
HOLDING COMPANY, L.L.C.
(DELAWARE)

CENTEX-DRAPER 156 PARTNERSHIP                                  50%
(CALIFORNIA)

CENTEX-DRAPER 162 PARTNERSHIP                                  50%
(CALIFORNIA)

EFO LAND, L.P.                                                 99%
(DELAWARE)

MELROSE PARK JOINT VENTURE                                  53.34%
(FLORIDA)

PALMDALE 101 VENTURE                                           50%
(CALIFORNIA)

PARCEL E, LLC                                                  75%
(ARIZONA)

SEABREEZE, LLC                                               66.7%
(CALIFORNIA)

WESTFEST, LLC                                                  50%
(ARIZONA)

WAYNE HOMES, LLC                                               97%
(DELAWARE)

BARRINGTON CARPET, LLC                                        100%
(DELAWARE)

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            RESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION

BRADFIELD FARMS WATER COMPANY                                100%
(NORTH CAROLINA)

BRAEWOOD DEVELOPMENT CORP.                                   100%
(NEVADA)

CALTON HOMES, INC.                                           100%
(NEW JERSEY)

CENTEX HOMES                                                 100%
(NEVADA)

CENTEX LIFE SOLUTIONS, INC.                                  100%
(NEVADA)

CDMC HOLDING, INC.                                           100%
(NEVADA)

CENTEX DEVELOPMENT MANAGEMENT COMPANY                        100%
(NEVADA)

GREAT LAKES DEVELOPMENT CO., INC.                            100%
(NEVADA)

SAN JUAN LAND COMPANY                                        100%
(NEVADA)

111 E. CHESTNUT CORPORATION                                  100%
(ILLINOIS)

CENTEX BUILDING SERVICES, INC.                               100%
(NEVADA)

CENTEX HOMES MARKETING, INC.                                 100%
(GEORGIA)

CENTEX HOMES REALTY COMPANY                                  100%
(NEVADA)

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            RESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION

CENTEX HOMES, INC.                                           100%
(TEXAS)

CENTEX NEW JERSEY REALTY, INC.                               100%
(NEVADA)

CENTEX REAL ESTATE CONSTRUCTION COMPANY                      100%
(NEVADA)

CENTEX REALTY COMPANY                                        100%
(NEVADA)

CENTEX REALTY, INC.                                          100%
(FLORIDA)

CENTEX SENIOR SERVICES CORPORATION                           100%
(NEVADA)

CTX HOLDING COMPANY                                          100%
(NEVADA)

FOX & JACOBS, INC.                                           100%
(TEXAS)

PANORAMIC LAND, INC.                                         100%
(NEVADA)

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            RESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION
                            MISCELLANEOUS
                            -------------

ARMOR INSURANCE COMPANY                                     100%
(VERMONT)

CENTEX SERVICE COMPANY                                      100%
(NEVADA)

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            UNRESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION
                      CONSTRUCTION PRODUCTS
                      ---------------------


CENTEX CONSTRUCTION PRODUCTS, INC.                          61.49%
(DELAWARE)

CCP CEMENT COMPANY                                            100%*
(NEVADA)

MOUNTAIN CEMENT COMPANY                                       100%*
(NEVADA)

NEVADA CEMENT COMPANY                                         100%*
(NEVADA)

TEXAS CEMENT COMPANY                                          100%*
(NEVADA)

ILLINOIS CEMENT COMPANY, JOINT VENTURE                         50%*
(TEXAS)

ILLINOIS CEMENT COMPANY                                        50%*
(ILLINOIS)

WISCONSIN CEMENT COMPANY                                       50%*
(WISCONSIN)

TEXAS-LEHIGH CEMENT COMPANY (GENERAL                           50%*
PARTNERSHIP)
(TEXAS)

TEXAS-LEHIGH CEMENT COMPANY                                    50%*
(TEXAS)

WESTERN CEMENT COMPANY OF CALIFORNIA                          100%*
(CALIFORNIA)

CCP CONCRETE/AGGREGATES COMPANY                               100%*
(NEVADA)


* Indicates percentage owned, directly or indirectly, by Centex Construction Products, Inc.

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            UNRESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION

BP SAND & GRAVEL, INC.                                         100%*
(DELAWARE)

CENTEX MATERIALS GP LTD, LLC                                   100%*
(DELAWARE)

CENTEX MATERIALS LP LTD, LLC                                   100%*
(DELAWARE)

CENTEX MATERIALS, LP                                           100%*
(TEXAS)

CMI MERGCO, INC.                                               100%*
(TEXAS)

MATHEWS READYMIX, INC.                                         100%*
(CALIFORNIA)

WESTERN AGGREGATES, INC.                                       100%*
(NEVADA)

CCP GYPSUM COMPANY                                             100%*
(NEVADA)

AMERICAN GYPSUM COMPANY                                        100%*
(NEW MEXICO)

CEGC HOLDING COMPANY                                           100%*
(DELAWARE)

CENTEX EAGLE GYPSUM COMPANY                                    100%*
(DELAWARE)

CENTEX EAGLE GYPSUM COMPANY, L.L.C.                            100%*
(DELAWARE)

M & W DRYWALL SUPPLY COMPANY                                   100%*
(NEVADA)



* Indicates percentage owned, directly or indirectly, by Centex Construction Products, Inc.

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            UNRESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION


GALTCO, INC.                                                  100%*
(NEVADA)

CCP LAND COMPANY                                              100%*
(NEVADA)

CENTEX CEMENT CORPORATION                                     100%*
(NEVADA)




* Indicates percentage owned, directly or indirectly, by Centex Construction Products, Inc.

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            UNRESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION

                           FINANCIAL SERVICES
                           ------------------



CENTEX MORTGAGE COMPANY (UK) LIMITED                          100%
(UNITED KINGDOM)

CENTEX FINANCIAL SERVICES, INC.                               100%
(NEVADA)

CENTEX CREDIT CORPORATION                                     100%
(NEVADA)

CENTEX EQUITY CORPORATION                                     100%
(NEVADA)

CHEC ASSET RECEIVABLE CORPORATION                             100%
(NEVADA)

CHEC CONDUIT FUNDING, LLC                                     100%
(DELAWARE)

CHEC FUNDING, LLC                                             100%
(DELAWARE)

CHEC INDUSTRIAL LOAN COMPANY                                  100%
(TENNESSEE)

CHEC RESIDUAL CORPORATION                                     100%
(NEVADA)

CENTEX FINANCE COMPANY                                        100%
(NEVADA)

CENTEX OFFICE VICEROY I, L.P.                                 100%
(DELAWARE)

CENTEX TECHNOLOGY, INC.                                       100%
(NEVADA)

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            UNRESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION

ADFINET, INC.                                                 100%
(NEVADA)

ADVANCED FINANCIAL TECHNOLOGY, INC.                           100%
(NEVADA)

LOAN PROCESSING TECHNOLOGIES, INC.                            100%
(NEVADA)

CENTEX TITLE & ANCILLARY SERVICES, INC.                       100%
(NEVADA)

BENEFIT LAND TITLE COMPANY                                    100%
(CALIFORNIA)

BENEFIT LAND TITLE INSURANCE COMPANY                          100%
(CALIFORNIA)

COMMERCE LAND TITLE, INC.                                     100%
(NEVADA)

DUNDEE INSURANCE AGENCY, INC.                                 100%
(TEXAS)

METROPOLITAN TAX SERVICE, INC.                                100%
(NEVADA)

METROPOLITAN TITLE & GUARANTY COMPANY                         100%
(FLORIDA)

REALTY TITLE PROFESSIONALS, LTD., LLLP                      50.98%
(FLORIDA)

WESTWOOD INSURANCE AGENCY                                     100%
(NEVADA)

WESTWOOD INSURANCE AGENCY OF ARIZONA, INC.                    100%
(ARIZONA)

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            UNRESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION

WESTWOOD INSURANCE AGENCY, A CALIFORNIA CORPORATION           100%
(CALIFORNIA)

CENTEX VICEROY GENERAL PARTNER, LLC                           100%
(DELAWARE)

CTX MORTGAGE COMPANY                                          100%
(NEVADA)

ARLINGTON MORTGAGE, INC.                                      100%
(OHIO)

CTX CONSULTING GROUP, LLC                                     100%
(DELAWARE)

CTX MORTGAGE VENTURES CORPORATION                             100%
(NEVADA)

A. W. MORTGAGE, L.P.                                        50.01%
(TEXAS)

ALL HOME MORTGAGE, L.P.                                        80%
(TEXAS)

AMERICAN LANDMARK MORTGAGE, LTD.                            50.01%
(FLORIDA)

AMERICAN PRIORITY MORTGAGE COMPANY, L.P.                    50.01%
(TEXAS)

BANYAN FINANCIAL OF CENTRAL FLORIDA, L.P.                   50.01%
(TEXAS)

BAYPORT MORTGAGE, L.P.                                      50.01%
(TEXAS)

BUILDER'S MORTGAGE SERVICES, L.P.                           50.01%
(TEXAS)

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            UNRESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION

CRB TRUST MORTGAGE, LTD.                                      50.01%
(FLORIDA)

DARDEN FINANCIAL SERVICES, L.P.                               50.01%
(TEXAS)

DCP FINANCIAL SERVICES, L.P.                                  50.01%
(TEXAS)

EXPRESS FINANCIAL SERVICES, LIMITED PARTNERSHIP               50.01%
(NORTH CAROLINA)

FAIRWAY FINANCIAL GROUP, L.P.                                 50.01%
(TEXAS)

FIRST CENTURY MORTGAGE, L.P.                                  50.01%
(TEXAS)

GLG MORTGAGE, L.P.                                            50.01%
(TEXAS)

HARVARD MORTGAGE COMPANY, LIMITED PARTNERSHIP                 50.01%
(NEW MEXICO)

HEARTLAND MORTGAGE, L.P.                                      50.01%
(CALIFORNIA)

HOMEBUYERS FINANCIAL SERVICES, L.P.                              60%
(TEXAS)

KATY FINANCIAL SERVICES, L.P.                                    60%
(TEXAS)

LMX FINANCIAL SERVICES, LTD.                                  50.01%
(FLORIDA)

METROPLEX RESIDENTIAL LENDING, L.P.                           50.01%
(TEXAS)

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            UNRESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION

MILE HIGH MORTGAGE SERVICES, LLLP                             60%
(COLORADO)

MORRISON FINANCIAL SERVICES, L.P.                          50.01%
(TEXAS)

NETHOMEFINANCIAL, L.P.                                     50.01%
(TEXAS)

NEW DIMENSION FINANCIAL SERVICES, L.P.                     50.01%
(TEXAS)

NHC MORTGAGE GROUP, L.P.                                   50.01%
(TEXAS)

PEOPLES MORTGAGE COMPANY, L.P.                                60%
(TEXAS)

PHS MORTGAGE COMPANY                                       50.01%
(NEW MEXICO)

QUALITY LENDING, L.P.                                         60%
(TEXAS)

REALTY FINANCIAL SERVICES, L.P.                               55%
(TEXAS)

T.W. LEWIS MORTGAGE COMPANY, L.P.                          50.01%
(TEXAS)

TDC MORTGAGE COMPANY, L.P.                                 50.01%
(TEXAS)

TG MORTGAGE GROUP, L.P.                                    50.01%
(TEXAS)

THE MORTGAGE FOUNDATION, L.P.                              50.01%
(WASHINGTON)

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            UNRESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION

WESTERN ALLIANCE MORTGAGE, L.P.                                 60%
(TEXAS)

WOODMONT FINANCIAL SERVICES, L.P.                               60%
(TEXAS)

WORTHINGTON FINANCIAL SERVICES, L.P.                         50.01%
(TEXAS)

CTX MORTGAGE FUNDING II, LLC                                   100%
(DELAWARE)

CTX MORTGAGE FUNDING, LLC                                      100%
(DELAWARE)

                                  SCHEDULE 7.3
                    SUBSIDIARIES IN WHICH CENTEX CORPORATION
                    DIRECTLY OR INDIRECTLY OWNS 50% OR MORE
                              AS OF AUGUST 9, 2000
                            UNRESTRICTED SUBSIDIARIES

SUBSIDIARY                                       OWNED DIRECTLY OR INDIRECTLY
                                                     BY CENTEX CORPORATION
                             HOMEBUILDING
                             ------------

GENBOND TWO, INC.                                            100%
(NORTH CAROLINA)

CROSLAND BOND COMPANY                                        100%
(NORTH CAROLINA)

CROSLAND ACCEPTANCE ASSOCIATES V                             100%
(NORTH CAROLINA)

MORTGAGE ACCEPTANCE ASSOCIATES NO. 2                         100%
(NORTH CAROLINA)

MORTGAGE COLLATERAL ASSOCIATES NO. 1                         100%
(NORTH CAROLINA)

MORTGAGE COLLATERAL ASSOCIATES NO. 3                         100%
(NORTH CAROLINA)

JOHN CROSLAND ACCEPTANCE CORPORATION THREE                   100%
(NORTH CAROLINA)

JOHN CROSLAND COMPANY                                        100%
(NORTH CAROLINA)

                                  SCHEDULE 9.2

                                 PERMITTED LIENS


         Liens on inventory of manufactured homes operations to secure floor plan financing of such inventory.

                                   EXHIBIT A-1

                             FORM OF REVOLVING NOTE


$                                                                 August 9, 2000
 ---------------


         FOR VALUE RECEIVED, the undersigned, CENTEX CORPORATION, a Nevada corporation ("BORROWER"), hereby promises to pay to the order of _______________________ ("LENDER"), at the offices of BANK OF AMERICA, N.A., as Administrative Agent for Lender and others as hereinafter described, on the Termination Date, the lesser of (i) _____________________________________
($____________) and (ii) the aggregate Principal Debt (other than under the Swing Line Subfacility) disbursed by Lender to Borrower and outstanding and unpaid on the Termination Date (together with accrued and unpaid interest thereon).

         This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement, dated as of August 9, 2000 (as amended, modified, supplemented, or restated from time to time, the "AGREEMENT"), among Borrower, Lender and other lenders named therein, and Agents, and is one of the "Revolving Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Agreement have the meaning given to such terms in the Agreement. Reference is made to the Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to SECTION 3.8 of the Agreement for usury savings provisions.

         THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.


                                       CENTEX CORPORATION


                                       By
                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                   EXHIBIT A-2

                             FORM OF SWING LINE NOTE


$75,000,000                                                       August 9, 2000


         FOR VALUE RECEIVED, the undersigned, CENTEX CORPORATION, a Nevada corporation ("BORROWER"), hereby promises to pay to the order of BANK OF AMERICA, N.A. ("LENDER"), on the Termination Date, the lesser of (i) SEVENTY-FIVE MILLION AND NO/100 DOLLARS ($75,000,000) and (ii) the aggregate principal amount of Swing Line Borrowings under the Swing Line Subfacility disbursed by Lender to Borrower and outstanding and unpaid on the Termination Date (together with accrued and unpaid interest thereon).

         This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement, dated as of August 9, 2000 (as amended, modified, supplemented, or restated from time to time, the "AGREEMENT"), among Borrower, Lender and other lenders named therein, and Agents, and is the "Swing Line Note" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Agreement have the meaning given to such terms in the Agreement. Reference is made to the Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to
SECTION 3.8 of the Agreement for usury savings provisions.

         THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

                                       CENTEX CORPORATION


                                       By
                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                   EXHIBIT A-3

                             FORM OF TRANCHE B NOTE


$                                                                 August 9, 2000
 ---------------


         FOR VALUE RECEIVED, the undersigned, CENTEX CORPORATION, a Nevada corporation ("BORROWER"), hereby promises to pay to the order of _______________________ ("TRANCHE B LENDER"), at the offices of BANK OF AMERICA, N.A., as Administrative Agent for Tranche B Lender and others as hereinafter described, on the Termination Date, the lesser of (i) _____________________________________ ($____________) and (ii) the aggregate
Tranche B Principal Debt disbursed by Tranche B Lender to Borrower and outstanding and unpaid on the Termination Date (together with accrued and unpaid interest thereon).

         This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement, dated as of August 9, 2000 (as amended, modified, supplemented, or restated from time to time, the "AGREEMENT"), among Borrower, Lender and other lenders named therein, and Agents, and is one of the "Tranche B Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Agreement have the meaning given to such terms in the Agreement. Reference is made to the Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to SECTION 3.8 of the Agreement for usury savings provisions.

         THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

                                       CENTEX CORPORATION


                                       By
                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                   EXHIBIT B

                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------
                              (Centex Corporation)


DATE:                                                         ,
                           -----------------------------------  ----------

SUBJECT PERIOD:                            ended                    ,
                           ---------------       -------------------  ----------

ADMINISTRATIVE AGENT:      Bank of America, N.A.

BORROWER:                  Centex Corporation


         This certificate is delivered under the Credit Agreement, dated as of August 9, 2000 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, Administrative Agent, and other Agents and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

         The undersigned certifies to Lenders that:

         (a) the undersigned is a Responsible Officer of Borrower in the position(s) set forth under the signature below;

         (b) the Financial Statements of the Companies attached to this certificate were prepared in accordance with GAAP, and present fairly in all material respects the consolidated financial condition and results of operations of the Companies as of, and for the [three, six, or nine months, or fiscal year] ended on,______________ ,_____ (the "SUBJECT PERIOD") [(subject only to normal year-end audit adjustments)];

         (c) a review of the activities of the Companies during the Subject Period has been made under my supervision with a view to determining whether, during the Subject Period, the Companies have kept, observed, performed, and fulfilled all of their respective obligations under the Loan Documents, and during the Subject Period, (i) the Companies kept, observed, performed, and fulfilled each and every covenant and condition of the Loan Documents (except for the deviations, if any, set forth on ANNEX A to this certificate) in all material respects, and (ii) no Event of Default (nor any Potential Default) has occurred which has not been cured or waived (except the Events of Default or Potential Defaults, if any, described on ANNEX A to this certificate);

         (d) the status of compliance by Borrower with SECTION 9.11(a), (b) and
(c) of the Credit Agreement at the end of the Subject Period is as set forth on ANNEX B to this certificate; and

         (e) during the Subject Period, each Schedule to each Loan Document that was required to be revised and supplied to Administrative Agent in accordance with the terms of the Loan Documents has been so revised and supplied.

                                 [Signature of Responsible Officer of Borrower]


                                 By
                                    --------------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                        ANNEX A TO COMPLIANCE CERTIFICATE

                         DEVIATIONS FROM LOAN DOCUMENTS/
                         DEFAULTS OR POTENTIAL DEFAULTS

                              (If none, so state.)

                        ANNEX B TO COMPLIANCE CERTIFICATE
                        ---------------------------------
                              (Centex Corporation)

             Status of Compliance with SECTION 9.11(a), (b) and (c)
                           of the Credit Agreement(1)


         Borrower shall provide to Administrative Agent (for the benefit of Lenders) detailed calculations, in form and substance reasonably acceptable to Administrative Agent, demonstrating compliance with the following covenants:

SECTION 9.11(a)         LEVERAGE RATIO

SECTION 9.11(b)         INTEREST COVERAGE

SECTION 9.11(c)         MINIMUM TANGIBLE NET WORTH





---------
(1) All as more particularly determined in accordance with the terms of the Credit Agreement, which control in the event of conflicts with this form.

                                   EXHIBIT C-1

                           FORM OF NOTICE OF BORROWING



                             ----------------, ----


Bank of America, N.A.
       as Administrative Agent for the
       Lenders as defined in the Credit
       Agreement referred to below
5 Park Plaza, Suite 500
CA6-503-05-03
Irvine, CA  92614-8525
Attn:
     -----------------------------
     Fax:  (949)
                ------------------

         Reference is made to the Credit Agreement, dated as of August 9, 2000 (as amended, modified, supplemented, or restated from time to time, "AGREEMENT"), among the undersigned, the Lenders named therein, and Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. The undersigned hereby gives you notice pursuant to the Agreement that it requests a Borrowing under the Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:


  (A)    Borrowing Date of Borrowing*                            (A)
                                                                     -----------
  (B)    Amount of Borrowing**                                   (B)
                                                                     -----------

  (C)    Type of Borrowing***                                    (C)
                                                                     -----------

  (D)    For a Eurodollar Borrowing, the Interest Period and
         the last day thereof****                                (D)
                                                                     -----------

         On the date the rate is set, please confirm the interest rate below and return by facsimile transmission to ___________________________.

         Borrower hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the Borrowing Date specified herein after giving effect to such Borrowing:

                  (a) this Borrowing will not cause the Total Principal Debt to exceed the Total Commitment;

                  (b) all of the representations and warranties of Borrower set forth in the Loan Documents (excluding the representations and warranties which speak to a specific date or are based on facts which have changed by transactions expressly contemplated or permitted by the Agreement) are true and correct in all material respects;

                  (c) no Event of Default or Potential Default has occurred and is continuing; and

                  (d) the funding of such Borrowing is permitted by all applicable Legal Requirements.


                                       Very truly yours,

                                       CENTEX CORPORATION


                                       By
                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


Facility Rate:
              --------------------

Confirmed by:
             ------------------------------


     * Must be a Business Day occurring prior to the Termination Date and be at least (i) three (3) Business Days following receipt by Administrative Agent of this Notice of Borrowing for any Eurodollar Borrowing, and (ii) one (1) Business Day following receipt by Administrative Agent of this Notice of Borrowing for any Prime Rate Borrowing.

    ** Not less than $5,000,000 or a greater integral multiple of $1,000,000 (whether a Prime Rate Borrowing, a Eurodollar Borrowing, or a Swing Line Borrowing).

   ***   Eurodollar Borrowing, Prime Rate Borrowing, or Swing Line Borrowing.

  ****   Eurodollar Borrowing -- 1, 2, 3, or 6 months.

         In no event may the Interest Period end after the Termination Date.

                                   EXHIBIT C-2

                    FORM OF NOTICE OF CONVERSION/CONTINUATION


                             ----------------, ----

Bank of America, N.A.
       as Administrative Agent for the
       Lenders as defined in the Credit
       Agreement referred to below
Bank of America Plaza, 13th Floor
5 Park Plaza, Suite 500
CA6-503-05-03
Irvine, CA  92614-8525
Attn:
     ----------------------------
     Fax:  (949)
                -----------------

         Reference is made to (i) the Credit Agreement, dated as of August 9, 2000 (as amended, modified, supplemented, or restated from time to time, "AGREEMENT"), among the undersigned, the Lenders named therein, and Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. The undersigned hereby gives you notice pursuant to SECTION 3.10 of the Agreement that it elects to Convert a Borrowing (other than a Swing Line Borrowing) from one Type to another Type or elects to Continue a Borrowing and select a new Interest Period for a Eurodollar Borrowing, and in that connection, sets forth below the terms on which such Conversion or Continuation is requested to be made:



  (A)    Borrowing Date of Borrowing*                            (A)
                                                                     -----------
  (B)    Amount of Borrowing**                                   (B)
                                                                     -----------

  (C)    Type of Borrowing***                                    (C)
                                                                     -----------
  (D)    For Conversion to, or Continuation of, a Eurodollar
         Borrowing, the Interest Period and the last day         (D)
         thereof****                                                 -----------


         On the date the rate is set, please confirm the interest rate below and return by facsimile transmission to ____________________________.

                                       Very truly yours,

                                       CENTEX CORPORATION


                                       By
                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

Facility Rate:
              --------------------

Confirmed by:
             ------------------------------



      * Must be a Business Day at least (i) three (3) Business Days following receipt by Administrative Agent of this Notice of Conversion/Continuation for a Conversion from a Prime Rate Borrowing to a Eurodollar Borrowing or a Continuation of a Eurodollar Borrowing for an additional Interest Period, and (ii) one (1) Business Day following receipt by Administrative Agent of this Notice of Conversion/Continuation for a Conversion from a Eurodollar Borrowing to a Prime Rate Borrowing.

     ** Not less than $5,000,000 or a greater integral multiple of $1,000,000 (if a Prime Rate Borrowing); not less than $5,000,000 or a greater integral multiple of $1,000,000 (if a Eurodollar Borrowing).

    ***  Eurodollar Borrowing or Prime Rate Borrowing.

   ****  Eurodollar Borrowing -- 1, 2, 3, or 6 months.

         In no event may the Interest Period end after the Termination Date.

                                   EXHIBIT C-3

                          FORM OF NOTICE OF PREPAYMENT


                             ----------------, ----


Bank of America, N.A.
       as Administrative Agent for the
       Lenders as defined in the Credit
       Agreement referred to below
5 Park Plaza, Suite 500
CA6-503-05-03
Irvine, CA  92614-8525
Attn:
     --------------------------------
     Fax: (949)
               ----------------------

         Reference is made to the Credit Agreement, dated as of August 9, 2000 (as amended, modified, supplemented, or restated from time to time, "AGREEMENT"), among the undersigned, the Lenders named therein, and Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. The undersigned hereby gives you notice pursuant to the Agreement that it plans to make a prepayment of a Borrowing under the Agreement, and in that connection sets forth below the terms on which such prepayment will be made:


  (A)    Prepayment date*                                        (A)
                                                                     -----------

  (B)    Amount of prepayment**                                  (B)
                                                                     -----------

  (C)    Type of Borrowing to be prepaid***                      (C)
                                                                     -----------

  (D)    For a Eurodollar Borrowing, the Interest Period and
         the last day thereof for the prepayment to be           (D)
         applied****                                                 -----------


                                       Very truly yours,

                                       CENTEX CORPORATION


                                       By
                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

      * Must be a Business Day occurring on or prior to the Termination Date and be at least (i) three (3) Business Days following receipt by Administrative Agent of this Notice of Prepayment for any Eurodollar Borrowing, and (ii) one (1) Business Day following receipt by Administrative Agent of this Notice of Prepayment for any Prime Rate Borrowing.

     ** Not less than $5,000,000 or a greater integral multiple of $1,000,000 (whether a Prime Rate Borrowing, a Eurodollar Borrowing, or a Swing Line Borrowing).

    ***  Eurodollar Borrowing, Prime Rate Borrowing, or Swing Line Borrowing.

   ****  Eurodollar Borrowing -- 1, 2, 3, or 6 months.

                                    EXHIBIT D

                               OPINION OF COUNSEL

         The opinion delivered by counsel to Borrower must be in form and substance acceptable to Administrative Agent and its special counsel and cover the following matters:

         1. Borrower is duly incorporated, validly existing, and in good standing under the Legal Requirements of the State of Nevada.

         2. Borrower is duly qualified to transact business and is in good standing as a foreign corporation in the State of Texas and in each other jurisdiction where, to the best of that counsel's knowledge, the nature and extent of Borrower's business and properties require due qualification and good standing.

         3. Borrower possesses all requisite corporate power and authority to conduct its business as is now being, or is contemplated by the Credit Agreement to be, conducted.

         4. The execution and delivery by Borrower of each Loan Document to which it is a party and the performance by it of its obligations thereunder, (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action on its behalf, (c) except for any action or filing that has been taken or made on or before the date of this opinion, and the filing of the Loan Documents with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, require no action by or filing with any Governmental Authority, (d) do not violate any provision of its Constituent Documents, (e) do not to the best knowledge of counsel after reasonable inquiry violate any Legal Requirement applicable to it or, to the best knowledge of counsel after reasonable inquiry, any material agreements to which it is a party and of which counsel is aware, and (f) do not result in the creation or imposition of any Lien on any asset of Borrower pursuant to a material agreement of Borrower of which counsel is aware.

         5. Upon execution and delivery by all parties to it, each Loan Document will constitute a legal and binding obligation of Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

         6. To the best knowledge of counsel after reasonable inquiry, (a) no Company is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to it and, if so adversely determined, would be a Material Adverse Event, and (b) no outstanding or unpaid judgments against any Company exist that could be a Material Adverse Event.

                                    EXHIBIT E

                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT


         Reference is made to the Credit Agreement dated as of August 9, 2000 (as amended, modified, supplemented, or restated from time to time, the "AGREEMENT") among CENTEX CORPORATION, a Nevada corporation ("BORROWER"), the Lenders named therein (each such term as defined in the Agreement), and BANK OF AMERICA, N.A., as Administrative Agent for Lenders ("ADMINISTRATIVE AGENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

         The "ASSIGNOR" and the "ASSIGNEE" referred to on SCHEDULE 1 agree as follows:

         1. Assignor hereby sells and assigns to Assignee, without recourse and without representation or warranty except as expressly set forth herein, and Assignee hereby purchases and assumes from Assignor, an interest in and to Assignor's Rights and obligations under the Agreement and the related Loan Documents as of the date hereof equal to the percentage interest specified on
SCHEDULE 1. After giving effect to such sale and assignment, Assignor's and Assignee's Commitment and the amount of the Borrowings under the Facility owing to each of them will be as set forth on SCHEDULE 1.

         2. Assignor: (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any party to any Loan Document or the performance or observance by any such party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Notes held by Assignor and requests that Administrative Agent exchange such Notes for new Notes. Such new Notes shall be prepared in accordance with the provisions of SECTION 3.1(A) of the Agreement and will reflect the respective Commitments of Assignee and Assignor after giving effect to this Assignment and Acceptance.

         3. Assignee: (i) confirms that it has received a copy of the Agreement, together with copies of the Current Financials and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon Administrative Agent, Assignor, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under the Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Agreement are required to be performed by it as a Lender.

         4. Following the execution of this Assignment and Acceptance, it will be delivered to Administrative Agent for acceptance and recording by Administrative Agent. The effective date for this

Assignment and Acceptance ("EFFECTIVE DATE") shall be the date of acceptance hereof by Administrative Agent, unless otherwise specified on SCHEDULE 1.

         5. Upon such acceptance and recording by Administrative Agent, as of the Effective Date, (i) Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the Rights and obligations of a Lender thereunder, and (ii) Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its Rights and be released from its obligations under the Agreement.

         6. Upon such acceptance and recording by Administrative Agent, from and after the Effective Date, Administrative Agent shall make all payments under the Agreement, the Notes, and loan accounts in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, and commitment fees and other fees with respect thereto) to Assignee. Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement and the other Loan Documents for periods prior to the Effective Date directly between themselves.

         7. Unless Assignee is a Lender or an Affiliate of a Lender that meets the requirements of CLAUSE (b) of the definition of "ELIGIBLE ASSIGNEE" in the Agreement (and this sale and assignment is not made in connection with the sale of such Affiliate), this Assignment and Acceptance is conditioned upon the consent of Borrower and Administrative Agent pursuant to the definition of "ELIGIBLE ASSIGNEE" in the Agreement. The execution and delivery of this Assignment and Acceptance by Borrower and Administrative Agent is evidence of this consent.

         8. As contemplated by SECTION 13.13(b)(iv) of the Agreement, Assignor or Assignee (as determined between Assignor and Assignee) agrees to pay to Administrative Agent for its account on the Effective Date in federal funds a processing fee of $3,500.

         9. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF TEXAS.

         10. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of SCHEDULE 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

         IN WITNESS WHEREOF, Assignor and Assignee have caused SCHEDULE 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   SCHEDULE 1
                                       TO
                       ASSIGNMENT AND ACCEPTANCE AGREEMENT
                              (REVOLVING FACILITY)


1.       Assigned Interest:

         (a)      Assignor's Commitment prior to giving effect to the
                  assignment to Assignee                                                   $
                                                                                            ----------

         (b)      Aggregate Borrowings owed to Assignor (inclusive of participations in Swing Line Borrowings, if any), immediately prior to giving
                  effect to the assignment to Assignee                                     $
                                                                                            ----------

         (c)      Aggregate Borrowings owed to Assignor (exclusive of participations in Swing Line Borrowings, if any), immediately prior to giving
                  effect to the assignment to Assignee                                     $
                                                                                            ----------

         (d)      Percentage Interest in Total Commitment and Borrowings being assigned to Assignee by Assignor [must be at least $10,000,000,
                  or a greater integral multiple of $5,000,000]                                       %
                                                                                            ----------

2.       Adjustments after giving effect to assignment between Assignor and
         Assignee:

         (a)      Assignor's Commitment                                                    $
                                                                                            ----------

         (b)      Assignee's Commitment acquired from Assignor
                  pursuant to this assignment                                              $
                                                                                            ----------

         (c)      Assignor's aggregate Borrowings (inclusive of
                  participations in Swing Line Borrowings, if any)                         $
                                                                                            ----------

         (d)      Assignee's Borrowings (inclusive of Swing Line Borrowings,
                  if any) acquired from Assignor pursuant to this assignment               $
                                                                                            ----------

         (e)      Assignor's aggregate Borrowings (exclusive of
                  participations in Swing Line Borrowings, if any)                         $
                                                                                            ----------

         (f)      Assignee's Borrowings (exclusive of Swing Line Borrowings,
                  if any) acquired from Assignor pursuant to the assignment                $
                                                                                            ----------

3.       Effective Date (if other than date of acceptance by Administrative
         Agent):                                                           *
                                                                            -----------------, -------

                                   SCHEDULE 1
                                       TO
                       ASSIGNMENT AND ACCEPTANCE AGREEMENT
                              (REVOLVING FACILITY)
                                  (PAGE 2 OF 2)


                                       [NAME OF ASSIGNOR], as Assignor


                                       By
                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          Dated:                 ,
                                                 ----------------  ------


                                       [NAME OF ASSIGNEE], as Assignee


                                       By
                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          Dated:                 ,
                                                 ----------------  ------

         If SECTION 13.13(b) and CLAUSE (c) of the definition of "ELIGIBLE ASSIGNEE" of the Agreement so require, Borrower and Administrative Agent consent to this Assignment and Acceptance.

                                       CENTEX CORPORATION, as Borrower


                                       By
                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          Dated:                 ,
                                                 ----------------  ------



                                       BANK OF AMERICA, N.A.,
                                       as Administrative Agent


                                       By
                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          Dated:                 ,
                                                 ----------------  ------


         * This date should be no earlier than five (5) Business Days after the delivery of this Assignment and Acceptance to Administrative Agent.